SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant


Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          TRIANGLE IMAGING GROUP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          Harold S. Fischer, President
                 (NAME OF PERSON(S) FILING THE PROXY STATEMENT)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11


1)       Title of each class of securities to which transaction applies:

                  N/A
         -----------------------------------------------------------------------
2)       Aggregate number of securities to which transaction applies:

                  N/A
         -----------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

                  N/A
         -----------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:

                  N/A
         -----------------------------------------------------------------------

----------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

                  1)  Amount Previously Paid:
                           N/A
                  --------------------------------------------------------------
                  2)  Form, Schedule or Registration Statement No.:
                           N/A
                  --------------------------------------------------------------
                  3)  Filing Party:
                           N/A
                  --------------------------------------------------------------
                  4)  Date Filed:
                           N/A
                  --------------------------------------------------------------

                          TRIANGLE IMAGING GROUP, INC.
                        1800 N.W. 49TH STREET, SUITE 100
                         FORT LAUDERDALE, FLORIDA 33309
                    ----------------------------------------

April 29, 1999

Dear Fellow Shareholders,

It is no secret that to thrive, businesses must change. Change brought myself and other members of your management team to control of your Company. But as dramatic as that change might have been, it pales before the potential presented by the evolutionary changes we have begun to make. With our present management team, and our proposed Board of Directors, we are on a well-defined mission to make Triangle a leader - a leader in innovation, a leader in excellence, a leader in software and services for the Mortgage Banking and Credit Reporting industries.

Our evolution is taking many forms. We have re-committed ourselves to investment in Research and Development. We have aggressively pursued the best possible personnel. And we have laid the groundwork for the release of our software products to the Internet. Merging with the information superhighway will instantly make our products and services more accessible to the industry, and dramatically expand the horizons of our business opportunities.

We have also made some important logistic moves. In February 1999, the Company relocated its corporate headquarters to a central location in Fort Lauderdale, Florida. As a result, our operations have become more streamlined and efficient. This has also allowed us to eliminate redundant positions, thereby reducing overhead.

With stability returning to management, and our commitment to excellence re-energized, our experienced sales force is enjoying success, generating new sales of software and services. In addition, the Company is in the final stages of negotiating several long term contracts which, when completed, will significantly add to our profitability.

Our plan for the future is ambitious, and our path toward it well-planned. And our financial fortunes will demonstrate this. We are anticipating that results for the first quarter of 1999 will show a return to profitability, and expect that profitability will increase over the subsequent periods. These are exciting times for your Company.

I would like to thank our shareholders, our customers, and our employees for the support given us through the recent past. It has helped us to turn the trend, and will help us achieve our goals in 1999.

Sincerely,



/s/HAROLD S. FISCHER
---------------------------
   Harold S. Fischer
   President and Director

                          TRIANGLE IMAGING GROUP, INC.
                        1800 N.W. 49TH STREET, SUITE 100
                         FORT LAUDERDALE, FLORIDA 33309
                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 27, 1999
                    ----------------------------------------

TO THE SHAREHOLDERS OF TRIANGLE IMAGING GROUP, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Triangle Imaging Group, Inc., a Florida corporation (the "Company"), will be held on May 27, 1999, at Travelodge, 1500 West Commercial Boulevard, Fort Lauderdale, Florida 33309 at 10 a.m., Eastern Daylight Time, and thereafter as it may from time to time be adjourned, for the purposes stated below.

         1. To elect three (3) directors to the Board of the Company for a one (1) year term;

         2.       To approve the adoption of the Company's 1999 Incentive Plan;

         3. To amend the Company's Articles of Incorporation to (a) change the Company's name to "@ebs, inc.," and (b) enable the Company's Board of Director's to establish the preferences, limitations and relative rights with respect to any class of unissued shares of capital stock.

         4. To change the Company's state of incorporation from Florida to Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary;

         5. To ratify certain prior changes to the Company's capital structure; and

         6. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         All Shareholders are cordially invited to attend the Annual Meeting. Only those Shareholders of record at the close of business on April 20, 1999 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available at the Meeting.


                                       BY ORDER OF THE BOARD OF DIRECTORS





April 29, 1999                         Charles D. Winslow, Chairman of the Board


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 40 WALL STREET, NEW YORK, NEW YORK 10005.

                          TRIANGLE IMAGING GROUP, INC.
                        1800 N.W. 49TH STREET, SUITE 100
                         FORT LAUDERDALE, FLORIDA 33309

                                 PROXY STATEMENT


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Triangle Imaging Group, Inc., a Florida corporation (the "Company"), for use at the annual meeting of the Company's Shareholders to be held on May 27, 1999 at Travelodge, 1500 West Commercial Boulevard, Fort Lauderdale, Florida 33309, at 10 a.m., local time, and at any adjournments thereof (the "Annual Meeting").

         The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect three (3) directors to the Board of Directors of the Company for a one (1) year term, (ii) to approve the adoption of the Company's 1999 Incentive Plan, (iii) to amend the Company's Articles of Incorporation (the "Charter Amendment") to (a) change the Company's name to "@ebs, inc.," and (b) enable the Company's Board of Director's to establish the preferences, limitations and relative rights with respect to any unissued shares of capital stock, (iv) to change the Company's state of incorporation from Florida to Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary (the "Reincorporation Merger"), (v) to ratify certain prior changes to the Company's capital structure (the "Ratification"), and (vi) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF EACH OF THE PROPOSALS. Only holders of record of Common Stock at the close of business on April 20, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting.

         The principal executive offices of the Company are located at 1800 N.W. 49th Street, Suite 100, Fort Lauderdale, Florida 33309 and its telephone number is (954) 229-5100. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to Shareholders is April 27, 1999. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, including audited financial statements, is being sent to Shareholders together with this Proxy Statement and is incorporated herein by reference. It is recommended that each Shareholder review the Company's Annual Report.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         As of the Record Date, there were outstanding 14,143,791 shares of Common Stock held by approximately 975 holders of record and 1,118 beneficial owners. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. The nominees to be elected as a Director named in Proposal 1 must receive a plurality of the eligible votes cast at the Annual Meeting with respect to such Proposal. The adoption of the Company's 1999 Incentive Plan described in Proposal 2 must be approved by a majority of the votes cast with respect to such proposal. Each of (a) the Charter Amendment described in Proposal 3, (b) the Reincorporation Merger described in Proposal 4, and (c) the Ratification described in Proposal 5, must be approved by a majority of the votes entitled to be cast with respect to such proposals. Abstentions and broker non-votes will have no effect with respect to Proposals 1, 2 and 5, and will have the effect of a "no" vote with respect to Proposals 3 and 4. BROKERS WHO HOLD SHARES IN STREET NAME MAY VOTE ON BEHALF OF BENEFICIAL OWNERS WITH RESPECT TO PROPOSAL 1. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

         The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company which the Company anticipates costing less than $15,000. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of capital stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

         Proxies given by Shareholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, Shareholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the Stockholder or his attorney authorized in writing or, if the Stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

         ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

         None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a Stockholder to dissent and obtain the appraisal of or payment for such Stockholder's shares.

                                  PROPOSAL ONE

TO ELECT THREE DIRECTORS TO SERVE FOR ONE YEAR AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

         Under the By-Laws of the Company (the "By-Laws"), the Board of Directors of the Company is required to be comprised of a minimum of three (3) directors and a maximum of seven (7) directors, subject to which limitation the number of directors may be fixed from time to time by action of the shareholders or of the directors, with all directors elected by the shareholders each year at the annual shareholders meeting. The Company's board presently consists of three
(3) directors whose terms expire at the Annual Meeting. Officers are elected annually by and serve at the discretion of the Board of Directors.

         The Board has nominated three (3) candidates to serve as directors all of whom are currently directors. The names and biographical summaries of the three (3) persons who have been nominated by the Board of Directors to stand for re-election at the Annual Meeting have been provided below for your information. Management has proposed that these persons be elected at the Annual Meeting to serve until the next annual meeting of shareholders. The Proxies will be voted for the election of the three (3) nominees listed below as directors of the Company unless otherwise specified on the form provided. The vote of a majority of the capital stock, present and constituting a quorum at the Annual Meeting, will be necessary to elect the directors listed below. If, for any reasons, any of the nominees shall be unable or unwilling to serve, the Proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Shareholders may abstain from voting by marking the appropriate boxes on the enclosed Proxy. Abstentions shall be counted separately and shall be used for purposes of calculating the existence of a quorum.

BIOGRAPHICAL SUMMARIES OF NOMINEES FOR THE BOARD OF DIRECTORS

HAROLD S. FISCHER has served as President of the Company since April 1997, President of EBS since January 1997, President of QCC since February 1998 and as a director of the Company since April 1997. From June 1995 to December 1996, Mr. Fischer was the President of Turnkey Solutions, Inc., a marketing media replication and logistics firm. Previously, Mr. Fischer served as Vice President with Wang Laboratories, Inc. from December 1990 to May 1995 and as a President of the Commercial Systems Division of Unisys Corporation from June 1988 through December 1990. Mr. Fischer has held various executive responsibilities with the Unisys Corporation in his 30 year tenure there.

J. ALAN LINDAUER has served as a director of the Company since October 1998. Mr. Lindauer has served as a director since July 1993 and as Chairman of the Executive Committee since December of 1993 of Waterside Capital Corporation, a Virginia-based Small Business Investment Company. Mr. Lindauer has occupied the position of President and Chief Executive Officer of Waterside Capital Corporation since March 1994. Since 1986, Mr. Lindauer has been President of JTL, Inc., a business consulting firm. Mr. Lindauer is a Certified Management Consultant. Mr. Lindauer is a director of the following publicly-traded companies: (i) Avery Communications, Inc., a long distance telecommunications billing services company; (ii) Branch Bank & Trust of Virginia, a commercial bank; and (iii) Netplex Group, Inc., a computer systems integration company.

CHARLES D. WINSLOW has served as a member of the Board of Directors since April, 1998 and as its Chairman since December, 1998. Prior to his retirement in 1996, Mr. Winslow spent thirty-four years with Andersen Consulting, twenty-five of them as a partner. He managed the Columbus, Ohio consulting practice for several years, and performed the same duties in their Tokyo office for the five years of its major expansion. Among the major executive positions he held in the firm was Managing Partner of the Worldwide Industry Program, and most recently, Worldwide Managing Partner of Change Management.

         All directors hold office until the next annual meeting of shareholders and the election and qualification of their successors. Officers are elected annually by the Board of Directors and, subject to existing employment agreements, serve at the discretion of the Board.

         Directors do not receive compensation from the Company for their participation as members of the Board of Directors. All directors are reimbursed by the Company for expenses incurred in attending directors' meetings.

         There are no family relationships among any of such persons, except that Harold S. Fischer and the spouse of Charles D. Winslow are second cousins.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. HAROLD S. FISCHER, J. ALAN LINDAUER AND CHARLES D. WINSLOW AS DIRECTORS OF THE COMPANY. UNLESS OTHERWISE INSTRUCTED OR UNLESS AUTHORITY TO VOTE IS WITHHELD, THE ENCLOSED PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met seven (7) times during the fiscal year ended December 31, 1998. No incumbent Director attended fewer than 75% of the total number of Board of Directors meetings occurring after his election as a director of the Company. The Board of Directors does not have any standing committees.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         On December 23, 1998, the Company filed a registration statement on Form 8-A registering the Company's common stock pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). Following the filing of the Form 8-A, the Company became subject to Section 16(a) of the Exchange Act which requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. No such reports were required to be filed by the Company's officers, directors and greater than ten percent beneficial owners during the year ended December 31, 1998.

DIRECTORS AND EXECUTIVE OFFICERS

         In addition to the Biographical Summaries of the Nominees for the Board of Directors above, certain information concerning the present Executive Officers of the Company is set forth below:

GREGORY J. SEMINACK has been the Company's Vice President of Finance since August, 1998. From 1987 to July 1998, Mr. Seminack was employed with Unysis Corporation holding various financial and business management positions, most recently as Director of Finance having Profit and Loss Statement and Balance Sheet responsibility for a $250 million division that sells and delivers computer services and system integration projects.

REBECCA B. WALZAK has been the Vice President and General Manager of EBS Consulting Services since February 1998. From May 1994 to February 1998, Ms. Walzak was with Chase Manhattan Mortgage Corp. in the position of First Vice President - Quality Assurance. Previously, Ms. Walzak was with Prudential Home Mortgage's Quality Control program from 1985 to May 1994 as Regulatory, Compliance and Quality Control Officer. Ms. Walzak currently serves as an executive board member of the Mortgage Bankers Association Quality Assurance Committee.

PATRICK J. HANEY has served as Executive Vice President of QuickCREDIT Corp. since June, 1998. From 1996-1998, Mr. Haney was employed with Cellular Technology Services as Vice President of International Sales. From 1983 to 1996, Mr. Haney worked for Lotus Systems, Inc. where he held many managerial positions and was Director of the Southern Region when he left. Mr. Haney has in excess of thirty years of experience in software/hardware sales and Management.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

         The following table shows all the cash compensation paid or to be paid by the Company to the Chief Executive Officer, and all officers who received in excess of $100,000 in annual salary and bonus, for the fiscal years ended December 31, 1998, 1997 and 1996:

                                                                                   Long Term Compensation
                                                                                ---------------------------------
                                                Annual Compensation             Awards                  Payouts
                                         ------------------------------------------------------------------------
       (a)              (b)     (c)       (d)          (e)           (f)         (g)         (h)          (i)
                                                                  Restricted                 LTIP      All Other
    Name and                                       Other Annual     Stock      Options/     Payouts   Compensation
Principal Position     Year   Salary($)  Bonus($)  Compensation($)  Awards      SARs(#)       ($)         ($)
------------------------------------------------------------------------------------------------------------------
Vito A. Bellezza(1),   1998   $154,500   $ 30,000   $ 28,040(2)      -0-        500,000(3)    -0-         -0-
      CEO
                       1997   $120,000   $ 33,000   $     -0-        -0-        200,000(3)    -0-         -0-

                       1996   $ 10,000         --         --          --             --        --          --

 Harold S. Fischer,    1998   $154,500   $ 30,000   $  9,600(4)      -0-         50,000       -0-         -0-
      President
                       1997   $120,000   $ 23,000   $     -0-        -0-        200,000(5)    -0-         -0-
 William R. Daniels    1998   $ 94,000   $ 12,500   $     -0-        -0-             -0-      -0-         -0-

-----------------------------------------------------------------------------------------------------------------

----------
1. Mr. Bellezza`s employment with the Company terminated in March 1999.
2. Housing and automobile allowance paid by the Company on Mr.Bellezza's behalf.
3. Such options were cancelled in March 1999.
4. Automobile expenses paid by the Company.
5. Options exercisable at $.875 until October 31, 2002.

         The following table sets forth certain information with respect to options granted during the last fiscal year to the Company's Executive Officers named in the above Summary Compensation Table.


                                         OPTION/SAR GRANTS IN LAST FISCAL YEAR
          (a)                     (b)                     (c)                     (d)                     (e)

                                                   % of Total Options
                          Number of Securities        Options/SARs
                                                        Granted
                           Underlying Option/       to Employees in         Exercise or Base           Expiration
         Name               SARs Granted (#)          Fiscal Year           Price (# Share)               Date
------------------------ ----------------------- ----------------------- ----------------------- -----------------------
   Vito A. Bellezza             500,000(1)               25.9%                   $1.875                 3/13/03
   Harold S. Fischer            500,000                  25.9%                   $1.875                 3/13/03

------------------------------------------------------------------------------------------------------------------------

----------
1. Such Options were cancelled in March 1999.

         The following table sets forth certain information with respect to options exercised during the fiscal year ended December 31, 1998, by the Company's Executive Officers named in the Summary Compensation Table, and with respect to unexercised options held by such person at the end of the fiscal year ended December 31, 1998.


                AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
          (a)                     (b)               (c)                  (d)                           (e)

                                                               ----------------------------------------------------------
                                                                      Number of                     Value of
                                                                Securities Underlying              Unexercised
                                                                 Unexercised Options/             In-the-Money
                                                                  SARs at FY-End (#)             Options/SARs at
                            Shares Acquired        Value             Exercisable/              FY-End Exercisable/
                            on Exercise (#)     Realized ($)        Unexercisable                 Unexercisable
                          -----------------------------------------------------------------------------------------------
          Name
-------------------------------------------------------------------------------------------------------------------------
   Vito A. Bellezza                0                 0               1,500,000/0(2)                $1,912,500/0
   Harold S. Fischer               0                 0                 700,000/0                   $  100,000/0

-------------------------------------------------------------------------------------------------------------------------

----------
(1) Based upon a closing price of $1.375 per share of the Company's Common Stock as reported by the OTC Bulletin Board for December 31, 1998.
(2) Certain options held by Mr. Bellezza may be subject to cancellation in the event that the Company's Board of Directors determines that such securities were not validly issued or Mr. Bellezza is determined to be liable for damages caused to the Company.


EMPLOYMENT AGREEMENTS

         As of January 7, 1998, the Company entered into a two (2) year employment agreement with Vito Bellezza. The agreement provided for Mr. Bellezza to receive a salary of $156,000 per annum during the first year and an annual increase as determined in the discretion of the Board of Directors. The agreement also provides for the payment of a quarterly bonus in cash to Mr. Bellezza based upon the Company achieving certain quarterly profit targets. In addition, Mr. Bellezza was also granted the right to purchase ten percent (10%) of the outstanding Common Stock of EBS if EBS (i) files for an initial public offering, (ii) is acquired by another company, (iii) in the event of the death of Mr. Bellezza or (iv) Mr. Bellezza terminates his employment with the Company. Mr. Bellezza was also entitled to reimbursement of business expenses including a car allowance of $800 per month. Mr. Bellezza was terminated for "cause" under his employment agreement in March, 1999.

         As of January 7, 1998, the Company entered into a two (2) year employment agreement with Harold S. Fischer, pursuant to which Mr. Fischer serves as the Company's President. The agreement provides for Mr. Fischer to receive a salary of $156,000 per annum during the first year and an annual increase as determined in the discretion of the Board of Directors. The agreement also provides for the payment of a quarterly bonus in cash to Mr. Fischer based upon the Company achieving certain quarterly profit targets. In addition, Mr. Fischer has been granted the right to purchase ten percent (10%) of the outstanding Common Stock of EBS if EBS (i) files an initial public offering, (ii) is acquired by another company, (iii) in the event of the death of Mr. Fischer or (iv) Mr. Fischer terminates his employment with the Company. Mr. Fischer is also entitled to reimbursement of business expenses including a car allowance of $800 per month.

DESCRIPTION OF THE OPTION PLANS

         As of December 17, 1997, the Board of Directors of the Company adopted the 1997 Employee Stock Option Plan (the "Employee Plan"), and the 1997 Officers and Directors Stock Option Plan (the "Officers and Directors Plan", together with the Employee Plan, the "Option Plans"). The purpose of the Option Plans is to provide a means whereby selected employees, officers, and directors of the Company, or of any parent or subsidiary thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of Common Stock in order to attract and retain the services or advice of such employees, officers, and directors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates by encouraging stock ownership in the Company. The description of the Option Plans set forth below is qualified in its entirety by reference to the full text of each of the Option Plans.

         The maximum number of shares of Common Stock with respect to which awards may be granted pursuant to the Employee Plan and Officers and Directors Plan was initially 300,000 shares and 600,000 shares, respectively. On July 30, 1998, the Board reserved an additional 50,000 shares for issuance pursuant to the Employee Plan and an additional 350,000 shares for issuance pursuant to the Officers and Directors Plan and amended said plans to reflect the same. On October 5, 1998, the Board of Directors reserved an additional 1,150,000 shares for issuance pursuant to the Officers and Directors Plan and amended said plan to reflect the additional shares. Shares issuable under the Option Plans may be either treasury shares or authorized but unissued shares, or shares purchased on the open market and shall include shares representing the unexercised portion of Options granted under the Plans which expire or terminate without being exercised in full. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

         Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator". Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

         Options granted under the Option Plans may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options"). Each Option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any Option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an Optionee's lifetime, any Incentive Options granted under the Plan are personal to such Optionee and are exercisable solely by such Optionee.

         Payment for shares of Common Stock purchased upon exercise of an Option granted under either of the Plans must be made in full in cash at the time of such exercise; provided, however, that the Plan Administrator can determine at the time the Option is granted in the case of Incentive Options, or at any time before exercise in the case of Nonincentive Options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                  (a) delivery of shares of Common Stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                  (b) delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                  (c) delivery of a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

         Upon a Change in Control of the Company, any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

         Awards under the Option Plans may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution.

         The Board may amend, alter, suspend, discontinue or terminate the Option Plans at any time, except that the Board may not increase the number of shares subject to the Plan, unless such increase is due to a reclassification or increase or decrease in the number of the issued shares of the Company's Common Stock, or reduce the option exercise price below 85% of fair market value of the shares subject to the option at the time the option was granted. In addition, no amendment to, or alteration, suspension, discontinuation or termination of the Option Plans may materially impair the rights of any participant with respect to any award without such participant's consent. Unless terminated earlier by action of the Board of Directors, the Employee Plan and the Officer and Director Plan shall terminate ten (10) years and five (5) years, respectively, after adoption by the shareholders.

See "Proposal Two" for summary of the 1999 Incentive Plan.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information as of the Record Date with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent (5%) or more of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group.


Name and Address of                    Shares of Common Stock
Beneficial Owner(1)                    Beneficially Owned(2)           Percent of Class(3)
-------------------                    ---------------------           -------------------
Vito A. Bellezza(4)                          5,242,136(5)                        33.5%

Harold S. Fischer(6)                         2,991,500(7)                        20.2%

J. Alan Lindauer(8)                            500,000(9)                         3.5%

Charles D. Winslow(10)                         150,000(11)                        1.1%

Greg Seminack(12)                               75,000(13)                           *

Rebecca Walzak(14)                              17,000                               *

Patrick J. Haney(15)                            54,200(16)                           *

All Officers and Directors                   3,787,700(7)(9)(11)(13)(16)         25.8%
  as a Group (6 persons)

----------
* represents less than 1% of the total number of shares of the Company's Common Stock outstanding
1. Unless noted otherwise, the address for such person is c/o Triangle Imaging Group, Inc., 1800 NW 49th Street, Suite 100, Ft. Lauderdale, FL 33309.
2. Unless noted otherwise, all shares indicated as beneficially owned are held of record by and the right to vote and transfer such shares lies with the person indicated. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days.
3. Calculated based upon 14,143,791 shares of common stock outstanding on April 20, 1999.
4. Mr. Bellezza was the Chairman of the Board of the Company until December 1998 and Chief Executive Officer of the Company, EBS and QCC until March 1999.
5. Includes (i) 485,500 shares held of record by Judith Bellezza (a/k/a Judith Klotz), Mr. Bellezza's wife, (ii) 1,500,000 shares of Common Stock allegedly issuable upon the exercise of stock options at exercise prices ranging from $.05 to $.20 per share, and (iii) 211,636 believed to be owned by DeltaCap Corporation, a company believed to be beneficially owned by Mr. Bellezza. The beneficial ownership of the Company's securities by Mr. Bellezza is unclear to the Company because of (i) Mr. Bellezza's failure to file appropriate documents indicating his beneficial ownership of the Company's securities with the Securities and Exchange Commission and (ii) a pending investigation by the Board of Directors assessing the validity of the Company's securities issued to Mr. Bellezza, Ms. Bellezza and Omnicap Corporation.
6.       Mr. Fischer is a director and President of the Company, EBS and QCC.
7. Includes (i) 291,500 shares of Common Stock owned by Mr. Fischer's wife, and (ii) 700,000 shares of Common Stock issuable upon the exercise of stock options at exercise prices ranging from $.875 to $1.875 per share. Mr. Fischer disclaims the beneficial ownership of 6,368,454 shares of Common Stock held by certain stockholders of the Company, each of whom have agreed pursuant to the terms of a stockholders agreement to vote in favor of the directors nominated by Mr. Fischer. See "Stockholders Agreement."
8.       Mr. Lindauer is a director of the Company.

9. Includes 500,000 shares of Common Stock held by Waterside Capital Corporation. Mr. Lindauer is the President and Chief Executive Officer of Waterside Capital Corporation.
10.      Mr. Winslow is a director of the Company.
11. Includes 50,000 shares of Common Stock issuable upon the exercise of stock options at an exercise price of $2.50 per share.
12.      Mr. Seminack is the Company's Vice President of Finance.
13. Includes 75,000 shares of Common Stock issuable upon the exercise of stock options at an exercise price of $3.00 per share.
14.      Ms. Walzak is the Company's Vice  President of Consulting.
15.      Mr. Haney is the Executive Vice President of QCC.
16. Includes 25,000 shares of Common Stock issuable upon the exercise of stock options exercisable at an exercise price of $2.50 per share.


STOCKHOLDERS AGREEMENT

         As of April 16, 1999, shareholders of the Company beneficially holding an aggregate of 6,368,454 shares of Common Stock, or 45.7% of the total number of shares outstanding, entered into a Stockholders Agreement pursuant to which the participating shareholders (the "Participating Shareholders") agreed to certain matters pertaining to the governance of the Company and the circumstances under which the shares held by the Participating Shareholders may be sold or transferred. The Participating Shareholders agreed, among other things, that (i) at any annual or special meeting of stockholders called for the purpose of voting on the election of directors, or by consensual action of stockholders with respect to the election of directors, the Participating Stockholders will vote the shares of the Company's Common Stock held thereby in favor of the directors nominated by Harold S. Fischer, the Company's President, and (ii) except for certain permitted transfers, each Participating Shareholder will not sell or transfer shares of the Company's Common Stock held thereby without first granting the Company and then the other Participating Shareholders with a right of first offer. Although the Company is not a party to the Stockholders Agreement, certain members of management are Participating Shareholders, including Harold S. Fischer, the Company's President.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On August 22, 1995, the Company allegedly issued 10,000 shares of Class A Convertible Preferred Stock to Vito Bellezza, the Company's former Chairman of the Board and Chief Executive Officer, in exchange for the payment of $10,000. The shares of Class A Convertible Stock were allegedly convertible into an aggregate of 1,500,000 shares of the Company's Common Stock. On March 23, 1998, the Company issued 1,500,000 shares of Common Stock to Mr. Bellezza in exchange for the cancellation of the 10,000 shares of Class A Convertible Preferred Stock.

         On October 31, 1995, the Company issued 720,000 shares of Common Stock to Mr. Bellezza allegedly for consulting fees and expenses incurred by him and 280,000 shares of Common Stock to Omnicap Corp., a corporation controlled by Mr. Bellezza, allegedly for satisfaction of rent and other services provided by Omnicap.

         On November 15, 1995, the Company issued 100,000 shares of Common Stock to Mr. Bellezza allegedly for services rendered to the Company without compensation during 1995.

         On September 4, 1996, the Company issued 350,000 shares of Common Stock to Mr. Bellezza allegedly as compensation for settling an outstanding lawsuit against the Company.

         On October 31, 1996, the Company issued 275,000 shares of Common Stock to Mr. Bellezza allegedly for services rendered to the Company without compensation during 1996.

         On January 23, 1997, in exchange for an investment of $100,000 made by Mr. Bellezza, the Company issued (i) a subordinated note in the amount of $50,000, (ii) options to purchase 1,000,000 shares of the Company's Common Stock at an exercise price of $.05 per share, and (iii) options to purchase 500,000 shares of the Company's Common Stock at $.20 per share.

         On October 30, 1997, the Company issued to each of Messrs. Bellezza and Harold S. Fischer options under the Officers and Directors Stock Option Plan in the amount of 200,000 shares exercisable for a period of five years at $.875 per share. Mr. Bellezza's options terminated when his employment with the Company terminated in March 1999.

         During 1997, the Company issued an aggregate of 2,283,000 shares of Common Stock to the Company's President and Director, Harold S. Fischer and his wife for the consideration of $743,700.

         On March 13, 1998, the Company issued options to purchase 500,000 shares of Common Stock at an exercise price of $1.875 per share to each of Vito Bellezza and Harold S. Fischer. Mr. Bellezza's options terminated when his employment with the Company terminated in March 1999.

         On October 15, 1998, the Company entered into a Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") with Waterside Capital Corporation, a small business investment company ("Waterside"), pursuant to which the Company has agreed to issue 1,500 shares of the Company's Series C Preferred Stock and a Warrant exercisable for shares of the Company's Common Stock (the "Warrant") in exchange for the investment of $1,500,000. The Purchase Agreement requires that the Company use the proceeds from the transaction to repay a portion of that certain promissory note issued by the Company to the former owners of Engineered Business Systems, Inc., a wholly owned subsidiary of the Company, repay trade payables and for working capital purposes. The Company is also obligated under the terms of the Purchase Agreement to cause a nominee of Waterside to be elected to the Board of Directors of the Company which obligation has been satisfied by the appointment of Mr. J. Alan Lindauer to the Board of Directors. In light of the fact that the Company was not able to lawfully assign rights and preferences to a class of preferred stock under its existing Articles of Incorporation, the Company issued to Waterside a promissory note in the aggregate principal amount of $1,500,000 (the "Note") in lieu of issuing shares of the Company's Series C Preferred Stock at the closing. The Note bears interest at the rate of 14% per annum; provided however, that should the Company issue to Waterside the shares of the Company's Series C Preferred Stock purchased pursuant to the Purchase Agreement prior to January 15, 1998, all of the Company's obligations under the Note shall terminate and no principal and interest shall be due and payable to Waterside. To date, the Company has not issued the shares of Series C Preferred Stock to Waterside. See "Proposal Three" regarding an amendment to the Company's Articles of Incorporation authorizing the issuance of preferred stock with specific rights and preferences.

         Upon issuance of the Company's Series C Preferred Stock, the holders thereof will have the right (i) to receive a liquidation payment of $1,000 per share plus accrued unpaid dividends, (ii) to receive a quarterly cash dividend of $31.25 per share, (iii) to vote with respect to certain matters which adversely effect the holder of Series C Preferred Stock, (iv) to elect one member to the Board of Directors of the Company, and (v) to require the Company to redeem the shares of Series C Preferred Stock commencing as of October 15, 2003 at a price of $1,500 per share. In addition, the Company may not (a) issue any shares of capital stock with rights pari passu with, or superior to, the Series C Preferred Stock or (b) redeem under certain circumstances shares of capital stock ranking junior to the Series C Preferred Stock, without the prior written consent of the holders of a majority of the Series C Preferred shares.

         The Warrant entitled the holder to purchase up to the greater of (i) 500,000 shares of the Company's Common Stock or (ii) 1% of the shares of the Company's Common Stock outstanding on a fully diluted basis. The Warrant was exercisable at any time prior to October 15, 2005. In connection with the settlement of a pending legal proceeding brought by Waterside against the Company, the exercise price of the Warrant was reduced to $.05 per share. The Warrant was exercised in full in April 1999.

         On April 15 1998, the Company issued options to purchase 50,000 shares of Common Stock to Charles D. Winslow, the Company's Chairman of the Board, at an exercise price of $2.50 per share.


                                  PROPOSAL TWO

                       ADOPTION OF THE 1999 INCENTIVE PLAN

         As of March 10, 1999 the Board of Directors of the Company, subject to approval of the Company's shareholders, adopted the 1999 Incentive Plan
(hereinafter called the "1999 Plan"). The 1999 Plan has been adopted for the purpose of attracting and retaining persons of ability as directors, employees or consultants or advisors of the Company. and its subsidiaries, motivate and reward good performance, encourage such employees to continue to exert their best efforts on behalf of the Company and its subsidiaries and provide opportunities for stock ownership by such employees in order to increase their proprietary interest in the Company by providing incentive awards to key employees, whose responsibilities and decisions directly affect the performance of the Company and its subsidiaries. A copy of the 1999 Plan is attached as Annex A to this Proxy Statement and the description of the 1999 Plan set forth below is qualified in its entirety by reference to the full text of the 1999 Plan.

DESCRIPTION OF THE 1999 PLAN

         As of March 10, 1999 the Board of Directors of the Company, subject to approval of the Company's shareholders, adopted the 1999 Incentive Plan
(hereinafter called the "1999 Plan"). The 1999 Plan has been adopted for the purpose of attracting and retaining persons of ability as directors, employees or consultants or advisors of the Company. and its subsidiaries, motivate and reward good performance, encourage such employees to continue to exert their best efforts on behalf of the Company and its subsidiaries and provide opportunities for stock ownership by such employees in order to increase their proprietary interest in the Company by providing incentive awards to key employees, whose responsibilities and decisions directly affect the performance of the Company and its subsidiaries.

         The maximum number of shares of Common Stock with respect to which awards may be granted pursuant to the 1999 Plan is initially 4,000,000 shares. Shares issuable under the 1999 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

         Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator". Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

         The Plan Administrator can determine at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                  (a) delivery of shares of Common Stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                  (b) delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                  (c) delivery of a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

         Upon a Change in Control of the Company, any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

         Awards under the 1999 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Committee may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

         The Board may amend, alter, suspend, discontinue or terminate the 1999 Plan at any time, except that any such action shall be subject to stockholder approval at the annual meeting next following such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for stockholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 1999 Plan may materially impair the rights of any participant with respect to any award without such participant's consent. Unless terminated earlier by action of the Board of Directors, the 1999 Plan shall terminate ten (10) years after adoption by the shareholders.

        TYPES OF AWARDS

        STOCK OPTIONS. Options granted under the 1999 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Code or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options") will be granted, the number of shares subject to each Option granted, the prices at which Options may be exercised (which in the case of an Incentive Option shall not be less than the Fair Market Value of shares of Common Stock on the date of grant), whether an Option will be an Incentive Option or a Non-Incentive Option, the time or times and the extent to which Options may be exercised and all other terms and conditions of Options will be determined by the Committee.

        Each Incentive Option shall terminate no later than ten (10) years from the date of grant, except as provided below with respect to Incentive Options granted to 10% Stockholders (as hereinafter defined). Each Non-Incentive Option shall terminate not later than ten (10) years and one day from the date of grant. The exercise price at which the shares may be purchased incident to an Incentive Option may not be less than the Fair Market Value of shares of Common Stock at the time the Option is granted, except as provided below with respect to Incentive Options granted to 10% Stockholders.

        The exercise price of an Incentive Option granted to a person possessing more than 10% of the total combined voting power of all shares of stock of the Company or a parent or subsidiary of the Company ("10% Stockholder") shall in no event be less than 110% of the Fair Market Value of the shares of the Common Stock at the time the Incentive Option is granted. The term of an Incentive Option granted to a 10% Stockholder shall not exceed five (5) years from the date of grant.

         The exercise price of the shares to be purchased pursuant to each Option shall be paid (i) in full in cash, (ii) by delivery (i.e., surrender) of shares of the Company's Common Stock owned by the optionee at the time of the

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

exercise of the Option, (iii) in such other consideration as the Committee deem appropriate, or (iv) if any combination of cash, surrender of share or such other consideration having a total value equal to the purchase price.

        STOCK APPRECIATION RIGHTS. The Committee is authorized to grant stock appreciation rights ("SARs") under the 1999 Plan on the same basis as it may grant an Option. SARs are a form of award whereby the Company calculates the amount of a cash payment to be made to an award recipient based upon an increase in the market value of a fixed number shares of Common Stock during a pre-determined period of time. SARs may be granted alone or in combination with either an Incentive Option or a Non-Incentive Option. The Committee may determine the number of shares of common stock that shall be used to determine the value of the SAR and the time or times during which the SAR may be exercised. The exercise of an SAR may be conditioned by the Committee upon the satisfaction of certain events, performance of the recipient of other criteria.

        RESTRICTED AND DEFERRED STOCK. An award of restricted stock or deferred stock may be granted under the 1999 Plan. Restricted stock is subject to restrictions on transferability and other restrictions as may be imposed by the Committee at the time of grant. In the event that the holder of restricted stock ceases to be employed by the Company during the applicable restrictive period, restricted stock that is at the time subject to restrictions shall be forfeited and reacquired by the Company. Except as otherwise provided by the Committee at the time of grant, a holder of restricted stock shall have all the rights of a stockholder including and receive other distribution, without limitation, the right to vote restricted stock and the right to recover dividends thereon. An award of deferred stock is an award that provides for the issuance of stock upon expiration of a deferral period established by the Committee. Except as otherwise determined by the Committee, upon termination of employment of the recipient of the award during the applicable deferral period, all stock that is at the time subject to deferral shall be forfeited. Until such time as the stock which is the subject of the award is unissued, the recipient of the award has no rights as a stockholder.

        PERFORMANCE UNITS. Performance Units may be granted by the Committee to individuals or groups of individuals participating under the 1999 Plan. Performance Units are tied to the successful completion of certain performance driven Company goals during a given period of time and will be assigned a dollar value by the Committee. Upon the satisfactory attainment of the goal identified by the Committee during the period prescribed for its completion, the participant or participants reaching such goal shall be entitled to a payment in settlement of each Performance Unite earned by such participant. Certain adjustments to the amount of the cash payment, if any, to be made incident to a grant of Performance Units may be made by the Committee in the event a participant ceases to be employed by the Company during the performance period or upon the occurrence of a significant event that causes the attainment of the prescribed goal more or less likely to occur during the performance period. Each Performance Unit may be paid in whole shares of Common Stock, including restricted stock and deferred stock, or cash, or in any combination of Common Stock and cash.

        LOANS AND SUPPLEMENTAL CASH PAYMENTS. The Committee may provide for supplemental cash payments and loans to participants in the 1999 Plan in connection with awards granted under the 1999 Plan. The Committee shall specify the terms and conditions of such payments, provided that in the case of supplemental cash payments the amount of such payment shall not exceed (i) in the case of an Option, the excess of the fair market value of the shares of

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

Common Stock on the date of exercise over the option price, or (ii) in the case of award of an SAR, Performance Unit, Restricted Stock or Deferred Stock, the value of the shares of Common Stock and other consideration issued in payment of such award. In the case of loans, any such loan shall be evidenced by a written loan agreement or other instrument setting forth all terms and conditions of the loan.

RECOMMENDATION OF BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1999 PLAN. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM SHAREHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSED 1999 PLAN.


                                 PROPOSAL THREE

                   AMENDMENT OF THE ARTICLES OF INCORPORATION


         The shareholders of the Company are being asked to approve the Charter Amendment which will (a) change the Company's name to "@ebs, inc.," and (b) enable the Company's Board of Director's to establish the preferences, limitations and relative rights with respect to any unissued shares of capital stock which may be considered a modification or exchange of securities invoking the requirements of Item 12 of Rule 14a-101 of the Securities Exchange Act of 1934. In compliance therewith, the Company has attached hereto its Annual Report on Form 10-KSB for the year ended December 31, 1998 which is incorporated by reference herein.

         The Board of Directors believes that it would be in the best interests of both the Company and its shareholders to effect the Charter Amendment which has been adopted by the Board of Directors, subject to approval of the Company's shareholders. Approval will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. The Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the shareholders, not to proceed with the Charter Amendment, if, at any time prior to filing the amendment with the Secretary of State of the State of Florida, the Board of Directors, in its sole discretion, determines that the Charter Amendment is no longer in the best interests of the Company and its shareholders.

NAME CHANGE

         The Company's present name, Triangle Imaging Group, Inc., was chosen by the Company in April 1995 to reflect the Company's imaging technology and the business it was then pursuing with respect to aircraft inspections. Since that time, the Company has changed its business and operations by acquiring Engineered Business Systems, Inc. in December 1996 and forming QuickCredit Corporation as a wholly owned subsidiary in February 1998. Given that the Company, through its wholly owned subsidiaries, creates software and provides services to the mortgage lending and credit agency industries, the Board of Directors has determined it to be in the best interests of the Company to change its name to one which the Company hopes will enhance a new name will foster goodwill with the public and existing and potential customers. Accordingly, the Board of directors and management of the Company believe that by changing its name to "@ebs inc.", the public and customers will become better informed as to the nature of the Company's business and the industry in which the Company operates.

BOARD ESTABLISHED PREFERENCES, LIMITATIONS AND RIGHTS FOR PREFERRED STOCK

         The Board of Directors has approved, subject to stockholder approval, an amendment to the Company's Articles of Incorporation authorizing the Board of Directors to issue shares of capital stock with preferences, limitations and rights as established by the Board of Directors. Absent such an amendment to the Company's Articles of Incorporation, the Board may not issue shares of capital stock with specifies preferences, limitations and rights without prior stockholder approval. The provisions to be included in such amendment are often referred to as "blank check" provisions, as they give the Board of Directors the flexibility, at any time or from time to time, without further shareholder approval, to create one or more series of Preferred Stock and to determine the preferences, limitations and relative rights of each such series, including but not limited to (i) the number of shares, (ii) dividend rights, (iii) voting rights, (iv) conversion privileges, (v) redemption provisions, (vi) sinking fund provisions, (vii) rights upon liquidation, dissolution or winding up of the Company and (viii) other preferences, limitations and relative rights of such series.

         The Board of Directors believes that permitting the Board to authorize the issuance of up to 1,000,000 shares of "blank check" Preferred Stock provides the Company with the flexibility to address potential future financing needs by creating a series of Preferred Stock customized to meet the needs of any particular transaction and to market conditions. The Company also could issue Preferred Stock for other corporate purposes, such as to implement joint ventures or to make acquisitions. Except for the issuance of 1,000 shares of Series C Preferred Stock to be issued to Waterside Capital Corporations ("Waterside") as described below, the Company is not currently considering the issuance of Preferred Stock for such financing or transactional purposes and has no present intention to issue any series of Preferred Stock. The Board and management believe that the Company should have the flexibility to issue Preferred Stock, along with its ability to issue debt and/or additional shares of Common Stock. The Preferred Stock may be issued at such times, to such persons and for such consideration as the Board may determine to be in the Company's best interests without further shareholder approval, except as otherwise required by statute, stock exchange rules, if applicable, or the Company's loan documents, if applicable.

         If any series of Preferred Stock authorized by the Board provides for dividends, such dividends, when and as declared by the Board of Directors out of any funds legally available therefor, may be cumulative and may have a preference over the Common Stock as to the payment of such dividends. In addition, if any series of Preferred Stock authorized by the Board so provides, in the event of any dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of each such series of the then outstanding Preferred Stock may be entitled to receive, prior to the distribution of any assets or funds to the holders of Common Stock, a liquidation preference established by the Board of Directors, together with all accumulated and unpaid dividends. Depending upon the consideration paid for Preferred Stock, the liquidation preference of Preferred Stock and other matters, the issuance of Preferred Stock could therefore result in a reduction in the assets available for distribution to the holders of Common Stock in the event of liquidation of the Company. Holders of Common Stock do not have any preemptive rights to acquire Preferred Stock or any other securities of the Company.

         The proposal to authorize "blank check" Preferred Stock is not designed to deter or to prevent a change in control; however, under certain circumstances, the Company could use the additional shares of Preferred Stock to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company and thereby to protect the continuity of the Company's management. The Company could also privately place such shares with purchasers who might favor the Board of Directors in opposing a hostile takeover bid, although the Company has no present intention to do so.

THE WATERSIDE TRANSACTION

         On October 15, 1998, the Company entered into a Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") with Waterside Capital

Corporation, a small business investment company ("Waterside"), pursuant to which the Company has agreed to issue 1,500 shares of the Company's Series C Preferred Stock and a Warrant exercisable for shares of the Company's Common Stock (the "Warrant") in exchange for the investment of $1,500,000. In light of the fact that the Company was at the time not able to lawfully assign preferences, limitations and rights to a class of preferred stock under its existing Articles of Incorporation, the Company issued to Waterside a promissory note in the aggregate principal amount of $1,500,000 (the "Note") in lieu of issuing one thousand (1,000) shares of the Company's Series C Preferred Stock at the closing. The Note bears interest at the rate of 14% per annum; provided however, that should the Company issue to Waterside the shares of the Company's Series C Preferred Stock purchased pursuant to the Purchase Agreement, all of the Company's obligations under the Note shall terminate. Each of the Company's subsidiaries have guaranteed the Company's obligations under the Note.

         Upon the approval of the Charter Amendment, it is anticipated that the Company will issue to Waterside shares of the Company's Series C Preferred Stock. Holders of the Series C Preferred Stock will have the right (i) to receive a liquidation payment of $1,000 per share plus accrued unpaid dividends,
(ii) to receive a quarterly cash dividend of $31.25 per share, (iii) to vote with respect to certain matters which adversely effect the holder of Series C Preferred Stock, (iv) to elect one member to the Board of Directors of the Company, and (v) to require the Company to redeem the shares of Series C Preferred Stock commencing as of October 15, 2003 at a price of $1,500 per share. In addition, the Company may not (a) issue any shares of capital stock with rights pari passu with, or superior to, the Series C Preferred Stock or (b) redeem under certain circumstances shares of capital stock ranking junior to the Series C Preferred Stock, without the prior written consent of the holders of a majority of the Series C Preferred shares.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOREGOING CHARTER AMENDMENT.


                                  PROPOSAL FOUR

                    REINCORPORATION IN THE STATE OF DELAWARE

GENERAL

         For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Florida to Delaware (the "Reincorporation"). Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation. Throughout this Proxy Statement, the term "Company" refers to the existing Florida corporation and the term "Triangle Delaware" refers to the new Delaware corporation, a wholly-owned subsidiary of the Company, that was formed by the Company in preparation for the Reincorporation and is the proposed successor to the Company.

         The Reincorporation will be effected by merging the Company into Triangle Delaware (the "Merger"), which is to be effected in accordance with the terms of an Agreement and Plan of Merger, a form of which is attached hereto as Annex B (the "Merger Agreement").

Upon completion of the Merger, (i) the Company will cease to exist, (ii) Triangle Delaware will continue to operate the business of the Company under the name "@ebs inc.," (iii) the shareholders of the Company's Common Stock automatically will become the shareholders of Triangle Delaware, (iv) the shareholders will have rights, as shareholders of Triangle Delaware and no longer as shareholders of the Company and will be governed by Delaware law and Triangle Delaware's Certificate of Incorporation and By-laws rather than by Florida law and the existing Certificate of Incorporation and By-laws of the Company, (v) warrants and options to purchase shares of the Company's Common Stock automatically will be converted into warrants or options to acquire an equal number of equivalent shares of Triangle Delaware's Common Stock, and (vi) no change will occur in the physical location, business, management, assets, liabilities or net worth of the Company.

         The shareholders' approval of the Reincorporation Merger will constitute their approval of all of the provisions of Triangle Delaware's Certificate of Incorporation and Triangle Delaware's By-laws, including those provisions relating to the limitation of director liability and expanded scope of indemnification of directors, officers and key employees under Delaware law, and including those provisions having "anti-takeover" implications, which may be significant to the Company and its shareholders in the future. The governance of Triangle Delaware by Delaware law, Triangle Delaware's Certificate of Incorporation and Triangle Delaware's By-laws will or may in the future alter certain rights of the shareholders.

         Pursuant to the Merger Agreement, each outstanding share of Company Common Stock, $.001 par value, automatically will be converted pro-rata into one share of Triangle Delaware Common Stock, $.001 par value, upon the Effective Date (as defined below). Each stock certificate representing issued and outstanding shares of Company Common Stock will continue to represent the same proportionate number of shares of Common Stock of Triangle Delaware. IT WILL BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING COMPANY STOCK CERTIFICATES FOR TRIANGLE DELAWARE STOCK CERTIFICATES.

         Under Florida law, the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company is required for approval of the Merger and the other terms of the Reincorporation Merger. The Reincorporation Merger has been approved unanimously by the Company's Board of Directors. If approved by the shareholders, and if certain other conditions set forth in the Merger Agreement are satisfied, the Reincorporation Merger will become effective upon the filing of the Merger Agreement and related documentation with both Delaware's and Florida's respective Secretary of State (the "Effective Date"). The Board of Directors intends that the Reincorporation Merger be consummated as soon as practicable following the Annual Meeting of Shareholders. Nonetheless, the Merger Agreement allows for the Board of Directors to abandon or postpone the Reincorporation or to amend the Merger Agreement (except that the principal terms may not be amended without shareholder approval) either before or after the shareholders' approval has been obtained and before the Effective Date, if circumstances arise causing the Board of Directors to deem either such action advisable.

         The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Triangle

Delaware (the "Certificate of Incorporation") and the By-laws of Triangle Delaware ("By-Laws"), a copy of each of which is attached hereto as Annex B, C and D, respectively.

REASONS FOR AND ADVANTAGES OF REINCORPORATION IN DELAWARE

         The proposal to reincorporate in Delaware is made for several reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to legal affairs.

         The differences between the corporate law of Delaware and Florida allow Delaware corporations greater latitude of corporate action. In the opinion of management, such latitude affords Delaware corporations more opportunities to raise capital. The procedures and degree of shareholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Florida corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation's previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock, if any, having a preference upon the distribution of assets. Under Florida law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between the corporate law of Florida and Delaware corporate laws are more fully explained below in the section entitled "Summary of Significant Differences between Delaware and Florida Corporate Laws."

         In management's opinion, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility reflected in the examples mentioned.

         In addition, Delaware law permits a corporation to adopt a number of measures, through amendment of the corporation's certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts. The Company's current Articles of Incorporation do not include such "antitakeover" provisions.

The Board of Directors has no present intention following the Reincorporation to amend the Certificate of Incorporation of Delaware or the Bylaws of Triangle-Delaware to include any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the shareholders, the Board of Directors may consider in the future certain antitakeover strategies which may enhance the Board of Directors' ability to negotiate with an unsolicited bidder. Further, Section 203 of the Delaware General Corporation Law provides certain protections not available under Florida laws. See "Summary of Significant Differences Between Delaware and Florida Corporate Laws Which Would Affect Triangle-Delaware Business Combinations with Substantial Shareholders."

DISADVANTAGE OF REINCORPORATION IN DELAWARE

         Despite the belief of the Board of Directors of the Company as to the benefits or advantages of reincorporation in Delaware, some shareholders may find the Reincorporation Merger disadvantageous for several reasons. As discussed  below,  Delaware  law,  unlike  Florida  law,  contains  a  statutory
provision   intended  to  discourage   certain  takeover  attempts  of  Delaware
corporations which are not approved by the Board of Directors. This anti-takeover provision could have the effect of lessening the possibility that shareholders of Triangle-Delaware would be able to receive a premium above market value for their shares in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of Triangle-Delaware Stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by the Company's Board of Directors and may make removal of the Board of Directors or management less likely as well.

         As discussed below, the Certificate of Incorporation of Triangle-Delaware will contain a provision limiting director liability under certain circumstances, and the Bylaws of Triangle-Delaware will contain provisions relating to indemnification of directors and officers. The inclusion of these provisions could operate to the potential disadvantage of the shareholders of Triangle-Delaware. For example, their inclusion may have the effect of reducing the likelihood of Triangle-Delaware's recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited Triangle-Delaware and its shareholders. In addition, if the Reincorporation Merger is effected and the limitation on liability provision is part of the Certificate of Incorporation of Triangle-Delaware, the shareholders of Triangle-Delaware will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of Triangle-Delaware.

SUMMARY OF SIGNIFICANT  DIFFERENCES  BETWEEN DELAWARE AND FLORIDA CORPORATE LAWS

         The following is a brief summary of certain material ways in which Florida and Delaware corporate laws differ and does not purport to be a complete statement of such laws.

         BUSINESS COMBINATIONS WITH SUBSTANTIAL SHAREHOLDERS. Delaware law contains a statutory provision which is intended to curb abusive takeovers of Delaware corporations. Section 203 of the Delaware General Corporation Law addresses the problem by preventing certain business combinations of the corporation with interested shareholders within three years after such shareholders become interested. Section 203 provides, with certain exceptions, that a Delaware corporation may not engage in any of a broad range of business combinations with a person or an affiliate, or associate of such person, who is an "interested shareholder" for a period of three (3) years from the date that such person became an interested shareholder unless: (i) the transaction resulting in a person becoming an interested shareholder, or the business combination, is approved by the Board of Directors of the corporation before the person becomes an interested shareholder; (ii) the interested shareholder acquired 85% or more of the outstanding voting stock of the corporation in the same transaction that makes such person an interested shareholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested shareholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested shareholder. Under
Section 203, an "interested shareholder" is defined as any person who is: (i) the owner of fifteen percent (15%) or more of the outstanding voting stock of the corporation or (ii) an affiliate or associate of the corporation and who was the owner of fifteen percent (15%) or more of the outstanding voting stock of the corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested shareholder.

         Florida law provides for certain "anti-takeover" protections against persons who acquire or intend to acquire 20% or more of the voting power of certain Florida corporations, defined by statute as "issuing public corporations." However, in order to fall within the definition of an "issuing public corporation," the Florida corporation must have (i) its principal place of business, principal office or substantial assets within the State of Florida, and (ii) either more than 10% of its shareholders resident in the State of Florida, more than 10% of its shares owned by Florida residents or at least 1,000 Florida resident shareholders (with shares held by banks, brokers or nominees disregarded for the purpose of calculating such percentage).

         A corporation  may, at its option,  exclude itself from the coverage of
Section 203 of the Delaware General Corporation Law by amending its certificate of incorporation or bylaws by action of its shareholders to exempt itself from coverage, provided that such bylaw or certificate of incorporation amendment shall not become effective until twelve (12) months after the date it is adopted. The Company has not adopted such a provision to the Certificate of Incorporation. It is not anticipated that the Board of Directors of Triangle-Delaware will seek shareholder approval to "opt out" of the operation of this provision.

         MERGER WITH SUBSIDIARY. Under Delaware law, a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without shareholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. Florida law permits such a merger of a subsidiary without shareholder approval if 80% of each class of capital stock of the subsidiary is owned by the parent corporation.

         DIVIDENDS. Delaware law provides that the corporation may pay dividends out of surplus, out the corporation's net profits for the preceding fiscal year, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock having a distribution preference. Florida law provides that dividends may be paid, unless after giving effect to such distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) the amount needed to satisfy preferential distributions.

         PROXIES. Under Delaware law, a proxy executed by a shareholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Florida law, a proxy is effective only for a period of 11 months unless otherwise provided in the proxy.

         CONSIDERATION FOR STOCK. Under Delaware law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors. Under Florida law, a corporation may issue its capital stock only in return for certain tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, and other securities of the corporation. Shares may be issued for less than par value.

         LIABILITY OF DIRECTORS. Delaware law permits a Delaware corporation to include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director. However, no such provision may eliminate or limit the liability of a director:
(i) for any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit. The proposed Certificate of Incorporation includes such a provision. Under Florida law, a director is not personally liable for monetary damages to any person for his actions as a director unless the director breached his duties by way of (i) a criminal violation, unless the director has reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (ii) a transaction from which the director derived an improper personal benefit; (iii) declaration of unlawful distributions; (iv) in a derivative action, conscious disregard by the director for the best interests of the corporation or willful misconduct by the director; or (v) in a third party action, recklessness or actions or omissions committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

         SPECIAL MEETINGS OF SHAREHOLDERS. Under Delaware law, a special meeting of shareholders may be called by the corporation's board of directors or by such persons as may be authorized by the corporation's certificate of incorporation or bylaws. The proposed Bylaws of Triangle-Delaware provide that a special meeting may be called by the Chairman of the Board of Directors, the President, majority of the Board of Directors or 10% of the shareholders of record of all shares entitled to vote.

         Florida law provides that a special meeting of shareholders may be called by: (i) a corporation's board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50% to call a special meeting of shareholders. The Company's current Articles of Incorporation do not include any such provision.

         COMMITTEES OF THE BOARD OF DIRECTORS. Florida and Delaware law both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to reduce earned or capital surplus and authorize the acquisition of the corporation's own stock. Moreover, if either the corporation's certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. Florida law places more limitations on the types of activities that can be delegated to committees of the board. Under Florida law, a committee of the board of directors may not approve or recommend to shareholders actions or proposals required to be approved by the shareholders, fill a vacancy on the board, adopt, amend or repeal the bylaws, authorize the issuance of stock, or authorize the reacquisition of the corporation's own stock.

         VOTE REQUIRED FOR MERGERS. Florida law provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a Florida corporation, not in the ordinary course of business, as well as any merger, consolidation or share exchange generally must be recommended by the Board of Directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Florida law, the vote of the shareholders of a corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and (ii) each shareholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger. Delaware law has a similar provision requiring shareholder approval in the case of the disposition of assets or a merger or a share exchange. However, with respect to mergers which do not require the vote of the corporation's shareholders, Delaware law, unlike Florida law, also requires that either (i) no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or (ii) the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

         DISSENTER'S RIGHTS. Delaware law provides that dissenting shareholders who follow prescribed statutory procedures are entitled to appraisal rights in the case of a merger of a corporation, except that such rights are not provided when (i) no vote of the shareholders is required for the merger or (ii) shares of the corporation are listed on a national securities exchange or held by more than 2,000 shareholders and are to be exchanged solely for shares of stock of another corporation which are listed on a national securities exchange or held by more than 2,000 shareholders.

         Florida law provides appraisal rights in connection with (i) a merger, except that such rights are not provided when (a) no vote of the shareholders is required for the merger or (b) shares of the corporation are listed on a national securities exchange, traded on the Nasdaq National Market System, or held of record by fewer than 2,000 shareholders; (ii) a sale of substantially all the assets of a corporation (with similar restrictions as provided under the Delaware Law for mergers); and (iii) amendments to the articles of incorporation that may adversely affect the rights or preferences of shareholders.

         The shares of the Company are not presently listed on a national securities exchange and, as of April 20, 1999, were held by approximately 967 shareholders of record.

         CORPORATE ACTION WITHOUT A SHAREHOLDER MEETING. Delaware and Florida law both permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, Delaware law requires that prompt notice of the taking of such action be sent to those shareholders who have not consented in writing. Florida law provides that such notice must be given within ten (10) days of the date such shareholder authorization is granted. Neither the Company's current Articles of Incorporation nor the proposed Certificate of Incorporation includes any such contrary provision.

         CERTAIN ANTI-TAKEOVER REQUIREMENTS. The proposed Certificate of Incorporation adopts certain measures (the "Measures") which are intended to protect the Company's shareholders by rendering it more difficult for a person or persons to obtain control of the Company without cooperation of the Company's management. Such Measures are often referred to as "anti-takeover" provisions. The Company's current Articles of Incorporation and Bylaws do not include many of such anti-takeover provisions. The anti-takeover provisions include an advance notice requirement for any shareholder proposals or nominations for the election of a director. The proposed Certificate of Incorporation does not include provisions for a staggered board of directors or cumulative voting.

         The proposed Certificate of Incorporation provides that any shareholder proposals and nominations for the election of directors be delivered to the Company no less than ninety (90) days nor more than one hundred twenty (120) days in advance of the first anniversary of the Company's annual meeting held in the prior year, provided, however, in the event the Company shall not have had an annual meeting in the prior year, such notice shall be delivered no less than ninety (90) days nor more than one hundred twenty (120) days in advance of May 15 of the current year. Such shareholder nominations must contain (i) as to each person whom the shareholder proposed to nominate for election or re-election as a director at the annual meeting (a) the name, age, business address and residence address of the proposed nominee, (b) the principal occupation or employment of the proposed nominee, (c) the class and number of shares of capital stock of the Company which are beneficially owned by the proposed nominee, and (d) any other information relating to the proposed nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the 1934 Act; and (ii) as to the shareholder giving notice of nominees for election at the annual meeting, (a) the name and record address of the shareholder, and (b) the class and number of shares of capital stock of the Company which are beneficially owned by the shareholder.

         The inclusion of such "anti-takeover" provisions in the Certificate of Incorporation may delay, deter or prevent a takeover of the Company which the shareholders may consider to be in their best interests, thereby possibly depriving holders of the Company's securities of certain opportunities to sell or otherwise dispose of their securities at above-market prices, or limit the ability of shareholders to remove incumbent directors as readily as the shareholders may consider to be in their best interests.

         The proposed Certificate of Incorporation authorizes the issuance of up to 1,000,000 shares of Preferred Stock by the Board of Directors, without any further vote or action by the Company's shareholders, in one or more series and authorizes the Board of Directors to determine the designations, powers, preferences, and relative, participating, optional or other rights thereof, including without limitation, the dividend rate (and whether dividends are cumulative), conversion rights, voting rights, rights and terms of redemption, redemption price and liquidation preference. Although the Company has no current plans to issue any Preferred Stock (other than the 1,000 shares of Series C Preferred Stock to Waterside), the rights of the holders of shares of Common Stock would be subject to, and may be adversely affected by, the rights of the holders of any Preferred Stock that may be issued in the future. Issuance of Preferred Stock could have the effect of delaying, deterring or preventing a change in control of the Company, including the imposition of various procedural and other requirements that could make it more difficult for holders of Common Stock to effect certain corporate actions, including the ability to replace incumbent directors and to accomplish transactions opposed by the incumbent Board of Directors.

         The Measures are not being proposed in response to any present attempt, known by the Board of Directors of the Company to acquire control of the Company, to obtain representation on the Company's Board of Directors or to take significant corporate action, including the proposed Agreement of Merger. Rather, management believes that in connection with the approval of the transactions contemplated by the Agreement of Merger, the Measures are prudent and in the best interests of the Company and its shareholders and should be adopted for their protection. The Board of Directors further believes that the present is an appropriate time to adopt the proposed Measures, since they would lessen the likelihood that the Company would be required to incur significant expense and might be subject to substantial disruption in connection with such an attempt.

         The Board of Directors does not have any current plans to seek shareholder approval of any amendments to, or make changes in, the Company's charter documents that may be deemed to have "anti-takeover" implications, except as described in this Proxy Statement or as set forth in the Certificate of Incorporation and revised Bylaws.

FEDERAL INCOME TAX CONSEQUENCES

         The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy

Statement. This discussion should not be considered tax or investment advice, and the tax consequences of the reverse stock split may not be the same for all shareholders. In particular, this discussion does not address the tax treatment of special classes of shareholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Shareholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

         The Reincorporation Merger is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by the Company or the shareholders as a result of the exchange of shares of Common Stock for shares of Triangle-Delaware Stock upon consummation of the transaction.

         The combination and change of each share of the Company's Common Stock into one share of Triangle-Delaware Stock will be a tax-free transaction, and the holding period and tax basis of Common Stock will be carried over to a portion of Triangle-Delaware Stock received in exchange therefor.

SECURITIES ACT CONSEQUENCES

         The shares of Triangle-Delaware Stock to be issued in exchange for shares of Common Stock are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that regard, Triangle-Delaware is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "Commission") which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

         After the Reincorporation Merger, Triangle-Delaware will be a publicly-held company, Triangle-Delaware Stock will be listed for trading in the over-the-counter Bulletin Board market, and Triangle-Delaware will file periodic reports and other documents with the Commission and provide to its shareholders the same types of information that the Company has previously filed and provided. Shareholders whose Common Stock is freely tradeable before the Reincorporation Merger will have freely tradeable shares of Triangle-Delaware Stock. Shareholders holding restricted shares of Common Stock will have shares of Triangle-Delaware Stock which are subject to the same restrictions on transfer as those to which their present shares of Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Triangle-Delaware Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, shareholders will be deemed to have acquired their shares of Triangle-Delaware Stock on the date they acquired their shares of Common Stock. In summary, Triangle-Delaware and its shareholders will be in the same respective positions under the federal securities laws after the Reincorporation Merger as were the Company and the shareholders prior to the Reincorporation Merger.

DISSENTERS' RIGHTS OF APPRAISAL

         The   shareholders   of  the  Company  are  not  entitled  to  exercise
dissenters' rights of appraisal under the Florida Business Corporation Act (the "FBCA").

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY FROM FLORIDA TO DELAWARE BY MEANS OF A MERGER OF THE COMPANY WITH AND INTO A WHOLLY-OWNED DELAWARE SUBSIDIARY. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM SHAREHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSAL.


                                  PROPOSAL FIVE

                          RATIFICATION OF PRIOR CHANGES

          For capital raising purposes, future acquisitions and general corporate record keeping, the Board of Directors of the Company instructed the corporate officers to undertake a review of the capital structure of the Company to determine whether the necessary lawful actions were taken to effect changes to the Company's authorized capital. The Board of Directors determined, upon the advice of the Company's General Counsel and outside legal advisors to submit each of the historic changes to the Company's authorized capital for ratification by the Company's shareholders. It is not presently anticipated that the Company will issue any securities in the near future as a result of the ratification of historic changes to the Company's authorized capital.

         A review of the corporate records of the Company and the Company's files maintained by the Secretary of State of Florida and the Company's transfer agent revealed the following reclassifications of the Company's Common Stock and amendments to the Company's Articles of Incorporation, all of which have been ratified by the Board of Directors. The Company recommends that the Company's shareholders approve and the following reclassifications to the Company's Common Stock are amendments to the Company's Articles of Incorporation are hereby:

                    RECLASSIFICATION OF COMPANY COMMON STOCK
            AND AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION


         DATE FILED                        SUMMARY OF AMENDMENT

         September 22, 1988                Increased number of authorized shares
                                           of  Common   Stock  from   50,000,000
                                           shares to 750,000,000 shares
         November 18, 1988                 Changed  name  of  the  Company  from
                                           Benefit Performances of America, Inc.
                                           to Triangle Group, Inc.

         July 17, 1989                     Decreased number of authorized shares
                                           of  Common  Stock  from   750,000,000
                                           shares  to   75,000,000   shares  and
                                           effected  a  1-for-10  reverse  stock
                                           split  with  respect to the shares of
                                           Common Stock outstanding

         September 27, 1989                Decreased  the  number of  authorized
                                           shares   of   Common    Stock    from
                                           75,000,000   shares   to   10,714,286
                                           shares and effected a 1-for-7 reverse
                                           stock  split  with   respect  to  the
                                           shares of Common Stock outstanding

         April 12, 1995                    Changed  name  of  the  Company  from
                                           Triangle  Group,   Inc.  to  Triangle
                                           Imaging Group, Inc.

         April 24, 1995                    Increased  the  number of  authorized
                                           shares   of   Common    Stock    from
                                           10,714,286   shares   to   50,000,000
                                           shares   and   authorized   1,000,000
                                           shares  of  "blank  check"  preferred
                                           stock and effected a 1-for-10 reverse
                                           stock  split  with   respect  to  the
                                           shares of Common Stock outstanding


         THE  BOARD  OF  DIRECTORS   UNANIMOUSLY   RECOMMENDS  A  VOTE  FOR  THE
RATIFICATION OF PRIOR CHANGES TO THE COMPANY'S CAPITAL STRUCTURE.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

If any Stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the 2000 Annual Meeting of Shareholders, that proposal must be presented to the Company's secretary prior to February 1, 2000.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                          TRIANGLE IMAGING GROUP, INC.

April 28, 1999
                          By: /s/ CHARLES D. WINSLOW
                              --------------------------------------------------
                                  Charles D. Winslow, Chairman of the Board

                                                                         ANNEX A


                          TRIANGLE IMAGING GROUP, INC.

                               1999 INCENTIVE PLAN

                          TRIANGLE IMAGING GROUP, INC.

                               1999 INCENTIVE PLAN

                         EFFECTIVE DATE: MARCH 10, 1999

                          TRIANGLE IMAGING GROUP, INC.

                               1999 INCENTIVE PLAN

                            EFFECTIVE: MARCH 10, 1999


                                                  Table of Contents

SECTION                                                             PAGE

1.       Purpose and Amendment.......................................1

2.       Definitions.................................................1

3.       Shares Subject to the Plan..................................3

4.       Grant of Awards and Award Agreements........................3

5.       Stock Options and Stock Appreciation Rights.................4

6.       Performance Units...........................................6

7.       Restricted Stock............................................7

8.       Deferred Stock..............................................7

9.       Certificates for Awards of Stock............................8

10.      Loans and Supplemental Cash Payments........................9

11.      Beneficiary.................................................9

12.      Administration of the Plan.................................10

13.      Amendment or Discontinuance................................10

14.      Adjustments in Event of Change in
           Common Stock.............................................11

15.      Change in Control..........................................11

16.      Miscellaneous..............................................12

                          TRIANGLE IMAGING GROUP, INC.
                               1999 INCENTIVE PLAN
                         EFFECTIVE DATE: MARCH 10, 1999

1.       Purpose and Amendment

         The Triangle Imaging Group, Inc. 1999 Incentive Plan has been adopted for the purpose of attracting and retaining persons of ability as directors, employees or consultants or advisors of Triangle Imaging Group, Inc. and its subsidiaries, motivate and reward good performance, encourage such employees to continue to exert their best efforts on behalf of the Company and its subsidiaries and provide opportunities for stock ownership by such employees in order to increase their proprietary interest in the Company by providing incentive awards to Key Employees (as hereinafter defined), whose responsibilities and decisions directly affect the performance of the Company and its subsidiaries. Such incentive awards may, in the discretion of the Board or Committee, consist of common stock of the Company (subject to such restrictions as the Board or Committee may determine or as provided herein), performance units or stock appreciation rights payable in such stock or cash, or incentive or nonqualified stock options to purchase such stock, or any combination of the foregoing, together with supplemental cash payments, all as the Board or Committee may determine.

2.       Definitions

         When used herein, the following terms shall have the following meanings:

        "Award" means an award granted to any Eligible Participant or Key Employee in accordance with the provisions of the Plan in the form of Options, SARS, Restricted Stock, Deferred Stock or Performance Units, or any combination of the foregoing.

        "Beneficiary" means the beneficiary or beneficiaries designated pursuant to Section 11 to receive the amount, if any, payable under the Plan upon the death of an Eligible Participant or Key Employee.

        "Board" means the Board of Directors of the Company.

        "Change in Control" means the happening of any of the following:

                  (A) receipt by the Company of a report on Schedule 13D filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act") disclosing that any person, group (other than a group reporting beneficial ownership pursuant to a stockholders' agreement, voting rights agreement or similar instrument which instrument aggregates voting control solely for the purpose of the election of directors of the Company), corporation or other entity (other than the Company, a wholly-owned subsidiary of the Company, or a present stockholder of the Company for whom a Schedule 13D has been filed) is the beneficial owner, directly or indirectly, of 20 percent or more of the outstanding stock of the Company;

                  (B) the purchase, after the date hereof, by any person (as defined in Section 13(d) of the 1934 Act), corporation or other entity other than the Company or a wholly-owned subsidiary of the Company, of shares pursuant to a tender or exchange offer to acquire any stock of the Company (or securities convertible into stock) for cash, securities or any other consideration, provided that, after consummation of the offer, such person, group, corporation or other entity is the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 20 percent or more of the outstanding stock of the

        Company (calculated as provided in paragraph (d) of Rule 13d-3 under the 1934 Act in the case of rights to acquire stock);

                  (C) approval by the stockholders of the Company of any (i) consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its common stock immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (ii) sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or

                  (D) a change in the majority of the members of the Board of Directors within a 12-month period unless the election or nomination for election by the Company's stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12-month period.

        "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

        "Committee" means Harold S. Fischer, Director, and Charles D. Winslow, Chairman, unless and until such other directors are appointed by the Board pursuant to Section 12. If Messrs. Fischer and Winslow are removed from the Committee by the Board and no new Committee members are appointed by the Board, the Board shall function as and in place of the Committee.

        "Company" means Triangle Imaging Group, Inc. and its successors and assigns.

        "Deferred Stock" means Stock credited to an Eligible Participant or Key Employee under the Plan subject to the requirements of Section 8 and such other restrictions as the Committee deems appropriate or desirable.

        "Eligible Participant(s)" shall mean directors, officers, Key Employees of the Company and its subsidiaries, consultants, advisors and other persons who may not otherwise be eligible to receive qualified incentive stock options under
Section 422 of the Code.

        "Fair Market Value" means, as of any date, the closing price of the Common Stock as reported by the Nasdaq OTC Bulletin Board, the Nasdaq National Market, the Nasdaq Small Cap Market, the American Stock Exchange or any national stock exchange on which the Stock is listed, if applicable, or, if no sales of Stock have taken place on such date, the closing price on the most recent preceding date on which selling prices were quoted; PROVIDED, HOWEVER, that at the time of grant of any Award other than an incentive stock option, the Committee, in its sole discretion, may elect to determine Fair Market Value for all purposes under the Plan with respect to such Award, based on the average of the closing prices, as of the date of determination and a period of up to twenty
(20) trading days immediately preceding such date.

        "Key Employee" means an officer or other key employee of any Participating Company who, in the judgment of the Committee, is responsible for or contributes to the management, growth or profitability of the business of any Participating Company.

        "Option" means an option to purchase Stock, including Restricted Stock or Deferred Stock, if the Committee so determines, subject to the applicable provisions of Section 5 and awarded in accordance with the terms of the Plan and which may be an incentive stock option qualified under Section 422 of the Code or a nonqualified stock option.

        "Participating Company" means the Company or any subsidiary or other affiliate of the Company; PROVIDED, HOWEVER, for incentive stock options only, "Participating Company" means the Company or any corporation which at the time such option is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

        "Non-Employee Director" shall mean each such person who is a member of the Board of Directors of the Company but who is not a full-time employee of the Company.

        "Performance Unit" means a performance unit subject to the requirements of Section 6 and awarded in accordance with the terms of the Plan.

        "Plan" means the Triangle Imaging Group, Inc. 1999 Incentive Plan, as the same may be amended, administered or interpreted from time to time.

        "Restricted Stock" means Stock delivered under the Plan subject to the requirements of Section 7 and such other restrictions as the Committee deems appropriate or desirable.

        "SAR" means a stock appreciation right subject to the appropriate requirements under Section 5 and awarded in accordance with the terms of the Plan.

        "Stock" means the $.001 par value common stock of the Company.

        "Total Disability" means the complete and permanent inability of an Eligible Participant or Key Employee to perform all of his or her duties under the terms of his or her employment, service or contractual arrangement, with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

3.      Shares Subject to the Plan

        The aggregate number of shares of Stock which may be awarded under the Plan or subject to purchase by exercising an Option shall not exceed four million (4,000,000) shares. Such shares shall be made available from authorized and unissued shares of the Company's Stock. The Committee may, in its discretion, decide to award other securities issued by the Company that are convertible into Stock or make such other securities subject to purchase by an Option, in which event the maximum number of shares of Stock into which such other securities may be converted shall be used in applying the aggregate share limit under this Section 3 and all provisions of the Plan relating to Stock shall apply with full force and effect with respect to such convertible securities. If, for any reason, any shares of Stock awarded or subject to purchase by exercising an Option under the Plan are not delivered or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or Deferred Stock or termination, expiration or a cancellation with the consent of a participant of an Option, SAR or a Performance Unit, such shares of Stock shall again become available for award under the Plan.

4.      Grant of Awards and Award Agreements

        (a) Subject to the provisions of the Plan, the Committee shall, (i) determine and designate from time to time those Eligible Participants and Key Employees or groups of Eligible Participants and Key Employees to whom Awards are to be granted; (ii) determine the form or forms of Award to be granted to any Eligible Participant or Key Employee; (iii) determine the amount or number of shares of Stock, including Restricted Stock or Deferred Stock if the Committee so determines, subject to each Award; (iv) determine the terms and conditions of each Award; (v) determine whether and to what extent Eligible Participants and Key Employees shall be allowed or required to defer receipt of any Awards or other amounts payable under the Plan to the occurrence of a specified date or event; PROVIDED, HOWEVER, that no Award shall be granted after the expiration of ten years from the effective date of the Plan.

        (b) Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify.

5.      Stock Options and Stock Appreciation Rights

        (a) With respect to Options and SARS, the Committee shall (i) authorize the grant of incentive stock options, nonqualified stock options, SARs or a combination of incentive stock options, nonqualified stock options and SARS;
(ii) determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine the value of an SAR;
(iii) determine whether such Stock shall be Restricted Stock or Deferred Stock, in the Committee's discretion, (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; and (v) determine whether or not all or part of each Option may be canceled by the exercise of an SAR; PROVIDED, HOWEVER, that (A) no Option shall be granted after the expiration of ten years from the effective date of the Plan and (B) the aggregate Fair Market Value (determined as of the date an Option is granted) of the Stock (disregarding any restrictions in the case of Restricted Stock) for which incentive stock options granted to any Key Employee under this Plan may first become exercisable in any calendar year shall not exceed $100,000.

        (b) The exercise period for a nonqualified stock option shall not exceed ten years and one day from the date of grant, and the exercise period for an incentive stock option or SAR, including any extension which the Committee may from time to time decide to grant, shall not exceed ten years from the date of grant; PROVIDED, HOWEVER, that, in the case of an incentive stock option granted to a Key Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (a "Ten Percent Stockholder"), such period, including extensions, shall not exceed five years from the date of grant.

        (c) The Option or SAR price per share shall be determined by the Committee at the time any Option is granted and shall be not less than (i) in the case of incentive stock options and any tandem SARs, 100% of the Fair Market Value, or (ii) in the case of an Option granted to a Ten Percent Stockholder, 110% of the Fair Market Value.

        (d) No part of any Option or SAR may be exercised until (i) the Eligible Participant or Key Employee who has been granted the Award shall have remained in the employ or service of a Participating Company for such period, if any, after the date on which the Option or SAR is granted, as the Committee may specify, or (ii) achievement of such performance or other criteria, if any, by the Eligible Participant or Key Employee, the Company or any subsidiary, affiliate or division of the Company, as the Committee may specify, and the Committee may further require exercisability in installments.

        (e) Subject to Section 10(c), except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Committee deems appropriate, including Stock or the cancellation of Options then exercisable (i.e., a "cashless exercise"), having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash and such other consideration having a total fair market value, as so determined, equal to the purchase.

        (f) (i)    If a Key  Employee who has been granted an Option or SAR dies
(A) while an employee of any Participating Company, or (B) within three months after termination of his or her employment because of his or her Total Disability, his or her Options or SARs may be exercised, to the extent that the Key Employee shall have been entitled to do so on the date of his or her death or such termination of employment, by the person or persons to whom the rights under the option or SAR pass by will, or if no such person has such right, by his or her executors or administrators, at any time, or from time to time, within 12 months after the date of death or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(b) above.

            (ii) If the Key Employee's employment by any Participating Company terminates because of his or her Total Disability and such participant has not died within the following three months, he or she may exercise his or her Options or SARS, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within 12 months after the date of the termination of his or her employment within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in
Section 5(b) above.

            (iii) If the Key Employee's employment terminates for any other reason, other than for "cause" pursuant to any employment or compensation agreement, he or she may exercise his or her Options or SARs to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within sixty (60) days after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(b) above. If the Key Employee's employment terminates for "cause" pursuant to any employment or compensation agreement, the Options or SARs granted to such individual shall cease to be exercisable by him or her on the day immediately preceding the date of termination.

        (g) No Option or SAR granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him or her.

        (h) With respect to an incentive stock option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code.

        (i) Upon exercise of an SAR, the Eligible Participant or Key Employee shall be entitled, subject to such terms and conditions as the Committee may specify, to receive upon exercise thereof all or a portion of the excess of (i) the Fair Market Value of a specified number of shares of Stock at the time of exercise, as determined by the Committee, over (ii) a specified amount which shall not, subject to Section 5(j), be less than the Fair Market Value of such specified number of shares of Stock at the time the SAR is granted. Upon exercise of an SAR, payment of such excess shall be made as the Committee shall specify at the time of the grant of an SAR or otherwise (A) in cash, (B) through the issuance or transfer of whole shares of Stock, including Restricted Stock or Deferred Stock, with a Fair Market Value, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, at such time equal to any such excess, or (C) a combination of cash and shares of Stock with a combined fair market value at such time equal to any such excess, all as determined by the Committee; PROVIDED, HOWEVER, a fractional share of Stock shall be paid in cash equal to the Fair Market Value of the fractional share of Stock, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, at such time. If the full amount of such value is not paid in Stock, then the shares of Stock representing such portion of the value of the SAR not paid in Stock shall again become available for award under the Plan.

        (j) If the Award granted to an Eligible Participant or Key Employee allows such person to elect to cancel all or any portion of an unexercised option by exercising a related SAR, then the Option price per share of Stock shall be used as the specified price in Section 5(i), to determine the value of the SAR upon such exercise, and, in the event of the exercise of such SAR, the Company's obligation in respect of such Option or such portion thereof will be discharged by payment of the SAR so exercised. In the event of such a cancellation, the number of shares as to which such Option was canceled shall again become available for award under the Plan less the number of shares received by the optionee upon such cancellation. Any such SAR shall be transferable only by will or by the laws of descent and distribution. During the lifetime of the optionee, such SAR shall be exercisable only by him or her.

6.      Performance Units

        (a) The Committee shall determine a performance period (the "Performance Period") of one or more years and shall determine the performance objectives for grants of Performance Units. Performance objectives may vary from participant to participant and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including, but not limited to, minimum earnings per share, return on equity or performance by a subsidiary or division of the Company. Performance Periods may overlap and participants may participate simultaneously with respect to Performance Units for which different Performance Periods are prescribed.

        (b) At the beginning of a Performance Period, the Committee shall determine for each participant or group of participants eligible for Performance Units with respect to that Performance Period the range of dollar values, if any, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to a participant as an Award if the relevant measure of Company performance for the Performance Period is met.

        (c) If during the course of a Performance Period there shall occur a significant event or events (a "Significant Event") as determined by the Committee, including, but not limited to, a reorganization of the Company, which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.

        (d) If an Eligible Participant or Key Employee terminates service with all Participating Companies during a Performance Period because of death, Total Disability, retirement on or after age 65, or at an earlier age with the consent of the Company, or a Significant Event, as determined by the Committee, that Eligible Participant or Key Employee shall be entitled to payment in settlement of each Performance Unit for which the Performance Period was prescribed (i) based upon the performance objectives satisfied at the end of such period and
(ii)  prorated  for the  portion  of the  Performance  Period  during  which the
Eligible Participant or Key Employee was employed or retained by any Participating Company; PROVIDED, HOWEVER, the Committee may provide for an earlier payment in settlement of such Performance Unit in such amount or amounts and under such terms and conditions as the Committee deems appropriate or desirable with the consent of the Eligible Participant or Key Employee. If an Eligible Participant or Key Employee terminates service with all Participating

Companies during a Performance Period for any other reason, such Eligible Participant or Key Employee shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

        (e) Each Performance Unit may be paid in whole shares of Stock, including Restricted Stock or Deferred Stock (together with any cash representing fractional shares of Stock), or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, at the time of grant of the Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. If and to the extent the full value of a Performance Unit is not paid in Stock, then the shares of Stock representing the portion of the value of the Performance Unit not paid in Stock shall again become available for award under the Plan.

7.      Restricted Stock

        (a) Restricted Stock may be received by an Eligible Participant or Key Employee either as an Award or as the result of an exercise of an Option or SAR or as payment for a Performance Unit. Restricted Stock shall be subject to a restriction period (after which restrictions shall lapse) which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

        (b) Except as otherwise provided in this Section 7, no shares of Restricted Stock received by an Eligible Participant or Key Employee shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period; PROVIDED, HOWEVER, the Restriction Period for any recipient of Restricted Stock shall expire and all restrictions on shares of Restricted Stock shall lapse upon the recipient's death, Total Disability, retirement on or after age 65 or an earlier age with the consent of the Company, or upon a Significant Event, as determined by the Committee.

        (c) Except as otherwise provided in Section 7(b) above, if an Eligible Participant or Key Employee terminates employment or service with all Participating Companies for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall, unless the Committee otherwise determines, be forfeited by the recipient and shall be reacquired by the Company, and, in the case of Restricted Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option. Upon such forfeiture, such forfeited shares of Restricted Stock shall again become available for award under the Plan.

        (d) The Committee may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any receipt of Restricted Stock, that the recipient shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

        (e) Nothing in this Section 7 shall preclude a recipient of Restricted Stock from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

8.      Deferred Stock

        (a) Deferred Stock may be credited to an Eligible Participant or Key Employee either as an Award or as the result of an exercise of an Option or SAR or as payment for a Performance Unit.

Deferred Stock shall be subject to a deferral period which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the "Deferral Period"). The Committee may provide for the expiration of the Deferral Period in installments where deemed appropriate.

        (b) Except as otherwise provided in this Section 8, no Deferred Stock awarded hereunder shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Deferral Period; provided, HOWEVER, the Deferral Period shall expire upon the recipient's death, Total Disability, retirement on or after age 65 or an earlier age with the consent of the Company, or upon a Significant Event, as determined by the Committee.

        (c) At the expiration of the Deferral Period, the recipient of Deferred Stock shall be entitled to receive a certificate pursuant to Section 9 for the number of shares of Stock equal to the number of shares of Deferred Stock credited on his or her behalf.

        (d) Except as otherwise provided in Section 8(b), if an Eligible Participant or Key Employee terminates employment or service with all Participating Companies for any reason before the expiration of the Deferral Period, all shares of Deferred Stock shall, unless the Committee otherwise determines, be forfeited by the Key Employee or Eligible Participant, and, in the case of Deferred Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option. Upon such forfeiture, such forfeited shares of Deferred Stock shall again become available for award under the Plan.

9.      Certificates for Awards of Stock

        (a) Subject to Section 7(d), each Eligible Participant or Key Employee entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Eligible Participant or Key Employee and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

        (b) The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed and
(ii) the completion of any registration or qualification of such shares under any Federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

        (c) All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Stock is then listed and any applicable Federal or state securities laws; and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 9(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if and so long as the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

        (d) Except for the restrictions on Restricted Stock or Deferred Stock under Sections 7 and 8, each Eligible Participant or Key Employee who receives an award of Stock shall have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Eligible Participant or Key Employee awarded an Option, an SAR, Performance Unit or Deferred Stock shall have any right as a stockholder with respect to any shares subject to such Award prior to the date of issuance to him or her of a certificate or certificates for such shares, except as otherwise provided under Section 8 with respect to Deferred Stock.

10.     Loans and Supplemental Cash Payments

        (a) The Committee may provide for supplemental cash payments or loans to Eligible Participants or Key Employees at such time and in such manner as the Committee may determine in connection with Awards granted under the Plan.

        (b) Supplemental cash payments shall be subject to such terms and conditions as the Committee may specify; PROVIDED, HOWEVER, in no event shall the amount of such payment exceed (i) in the case of an Option, the excess of the Fair Market Value of the shares of Stock, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, purchased through the Option on the date of exercise over the option price, or (ii) in the case of an Award of an SAR, Performance Unit, Restricted Stock or Deferred Stock, the value of the shares of Stock and other consideration issued in payment of such Award; and PROVIDED, HOWEVER, in the case of an incentive stock option, no supplemental cash payment shall be made if it would disqualify such option under Section 422 of the Code.

        (c) In the case of loans, any such loan shall be evidenced by a written loan agreement or other instrument in such form and with such terms and conditions, including, without limitation, provisions for interest, payment schedules, collateral, forgiveness, events of default or acceleration of such loans or parts thereof, as the Committee shall specify; PROVIDED, HOWEVER, that in the case of an incentive stock option, the interest rate set by the Committee under such an arrangement shall be no lower than that required to avoid the imputation of unstated interest under the Code and the Committee shall specify no such term or condition that would result in such option failing to qualify as an incentive stock option.

11.     Beneficiary

        (a) Each Eligible Participant or Key Employee, as the case may be, shall file with the Committee a written designation, signed by the Eligible Participant or Key Employee, of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death, and the designation may name one or more persons as contingent Beneficiaries. An Eligible Participant or Key Employee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; PROVIDED, HOWEVER, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Eligible Participant's or Key Employee's death, and in no event shall it be effective as of a date prior to such receipt. Any such designation, or revocation or change of such designation, shall be in such form and manner as the Committee shall determine.

        (b) If no such Beneficiary designation is in effect at the time of an Eligible Participant's or Key Employee's death, or if no designated Beneficiary survives the Eligible Participant or Key Employee or if such Beneficiary is not located by the Committee within one year of the death of the Eligible Participant or Key Employee or if such designation conflicts with law, such person's estate shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the rights thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

12.     Administration of the Plan

        (a) The Plan shall be administered by a Committee composed of two or more persons, as appointed by the Board and serving at the Board's pleasure, but unless and until the Committee is actually appointed by the Board, the Board shall function as and in place of the Committee

        (b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

        (c) The Committee shall have full power, discretion and authority to interpret, construe, act and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be final, conclusive and binding on all persons for all purposes.

        (d) The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among participants in the Plan, whether or not such participants are similarly situated.

        (e) The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

        (f) The Committee may employ such legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, expenses and professional fees, shall be paid by the Company.

        (g) No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all costs or expenses (including counsel fees) or liabilities (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as Directors or under the Bylaws of the Company.

13.     Amendment or Discontinuance

        The Board may at any time amend or terminate the Plan. The Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board. No amendment shall, without approval by a majority of the Company's stockholders, (i) alter the group of persons eligible for qualified incentive stock options under the Plan, or (ii) increase the maximum number of shares of Stock which are available for Awards under the Plan. No amendment or termination shall retroactively impair the rights of any person with respect to an Award. On or after the occurrence of a Change in Control, the Plan may not be amended or terminated until all payments required by Section 15 are made.

14.     Adjustments in Event of Change in Common Stock

        In the event of any recapitalization, reclassification, split-up or consolidation of shares of Stock, merger or consolidation of the Company or sale by the Company of all or a substantial portion of its assets, or other event which could distort the implementation of the Plan or the realization of its objectives, the Committee may make such appropriate adjustments in the Stock subject to Awards, including Stock subject to purchase by an Option, or the terms, conditions or restrictions on Stock or Awards as the Committee deems equitable; PROVIDED, HOWEVER, that no such adjustments shall be made on or after the occurrence of a Change in Control without the affected participant's consent.

15.     Change in Control

        Notwithstanding anything else herein to the contrary, as soon as practicable after the occurrence of a Change in Control, if any, the following shall occur:

        (a) All participants in the Plan may, regardless of whether still an employee of any Participating Company or a director of the Company, elect to cancel all or any portion of any Option no later than 90 days after the Change in Control, in which event the Company shall pay to such electing participant, an amount in cash equal to the excess, if any, of the Current Market Value (as defined below) of the shares of Stock, including Restricted Stock or Deferred Stock, subject to the Option or the portion thereof so canceled over the option or purchase price for such shares; PROVIDED, HOWEVER, that, if the participant is no longer an employee or in the service of any Participating Company, the Option is exercisable at the time of the Change in Control.

        (b) All Performance Periods shall end and the Company shall pay each participant an amount in cash equal to the value of such participant's Performance Units, if any, based upon the Stock's Current Market Value, in full settlement of such Performance Units.

        (c) All Restriction Periods shall end and the Company shall pay each participant an amount in cash equal to the Current Market Value of the Restricted Stock held by, or on behalf of, each participant in exchange for such Restricted Stock.
        (d) All Deferral Periods shall end and the Company shall pay to each participant an amount in cash equal to the Current Market Value of the number of shares of Deferred Stock credited to such participant in full settlement of such Deferred Stock.

        (e) The Company shall pay to each participant the full amount, if any, deferred by such participant under the Plan which is not Performance Units, Restricted Stock or Deferred Stock.

        (f) The Company may reduce the amount due any participant under this Section by the unpaid balance, if any, of the principal and accrued and unpaid interest of any loans to such participant under Section 10.

        (g) For purposes of this Section 15, "Current Market Value" means the highest Closing Price (defined below) during the period (the "Reference Period') commencing 30 days prior to the Change in Control and ending 30 days after the Change in Control; provided, that if the Change in Control occurs as a result of a tender offer or exchange offer, or a merger, purchase of assets or stock or other transaction approved by stockholders of the Company, Current Market Value shall mean the higher of (i) the highest Closing Price during the Reference Period or (ii) the highest price paid per share pursuant to such tender offer, exchange offer or transaction. The "Closing Price" on any day during the Reference Price means the closing price per share of Stock based upon sales transactions on the national stock exchange or other recognized quotation service (including the Nasdaq OTC Bulletin Board) that day.

16.     Miscellaneous

        (a) Nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

        (b) No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

        (c) No participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments of awards provided for under the Plan shall be paid in cash from the general funds of the Company; PROVIDED, HOWEVER, that such payments shall be reduced by the amount of any payments made to the participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established by the Company to assure such payments. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the participant shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind between the Company and any participant. To the extent that any participant acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

        (d) Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; PROVIDED, HOWEVER, that no Award may be granted to an employee while he or she is absent on leave.

        (e) If the Committee shall find that any person to whom any Award, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

        (f) The right of any person to any Award payable under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 11 with respect to the designation of a Beneficiary or as may otherwise be required by law

        (g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available to all participants at all reasonable times at the Company's headquarters.

        (h) The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the participant or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes.

        (i) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

        (j) All elections, designations, requests, notices, instructions and other communications from an Eligible Participant or Key Employee, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

        (k) The terms of the Plan shall be binding upon the Company and its successors and assigns. (l) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

                                                                         ANNEX B


                          AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT OF MERGER (the "Agreement"), dated as of ___________, 1999, is entered into by and between Triangle Imaging Group, Inc., a Florida corporation ("Triangle Florida") and [ ] Corporation (Delaware), a Delaware corporation ("Triangle Delaware").

                              W I T N E S S E T H:

         WHEREAS, Triangle Florida is a corporation duly organized and existing under the laws of the State of Florida;

         WHEREAS, the respective Boards of Directors of Triangle Florida and Triangle Delaware have determined that it is advisable and in the best interests of each of such corporations that Triangle Florida merge with and into Triangle Delaware (the "Merger") upon the terms and subject to the conditions set forth in this Agreement for the purpose of effecting the change of the state of incorporation of Triangle Florida from Florida to Delaware;

         WHEREAS, the respective Boards of Directors of Triangle Florida and Triangle Delaware have, by resolutions duly adopted, approved this Agreement, subject to the approval of the shareholders of each of Triangle Delaware and Triangle Florida; and

         WHEREAS,   this   Agreement   is   intended  as  a  tax  free  plan  of
reorganization within the meaning of Section 368 of the Internal Revenue Code;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Triangle Florida and Triangle Delaware hereby agree as follows:

         1. MERGER. Triangle Florida shall be merged with and into Triangle Delaware and Triangle Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and time when this Agreement is made effective in accordance with applicable law (the "Effective Time").

         2. GOVERNING DOCUMENTS; EXECUTIVE OFFICERS AND DIRECTORS. The Certificate of Incorporation of Triangle Delaware, from and after the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws. The Bylaws of Triangle Delaware from and after the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof, or the Certificate of Incorporation of the Surviving Corporation and applicable laws. The executive officers, directors and members of committees of the Board of Directors of Triangle Delaware, as of the Effective Time, shall become the executive officers, directors and members of committees of the Board of Directors of the Surviving Corporation, from and after the Effective Time, until their respective successors have been duly elected and qualify, unless they earlier die, resign or are removed.

         3. SUCCESSION. At the Effective Time, the separate corporate existence of Triangle Florida shall cease, and Triangle Delaware shall possess all the rights, privileges, powers and franchises of a public and private nature of Triangle Florida; and all property, real, personal and mixed, and all debts due to Triangle on whatever account, as well as for share subscriptions as all other things in action belonging to Triangle Florida, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every interest shall be thereafter as effectually the property of the Surviving Corporation as they were of Triangle Florida, and the title to any real estate vested by deed or otherwise in TRIANGLE Florida shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of Triangle Florida shall be preserved unimpaired, and all debts, liabilities and duties of Triangle Florida shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Triangle Florida its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Triangle Florida. The employees and agents of Triangle Florida shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of Triangle Florida. The requirements of any plans or agreements of Triangle Florida involving the issuance or purchase by Triangle Florida of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation.

         4. FURTHER ASSURANCES. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Triangle Florida such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Triangle Florida, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Triangle Florida or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         5. CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

         (a) each share of the common stock, par value $.001 per share (the "Triangle Florida Common Stock") of Triangle Florida outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of common stock, par value $.01 per share (the "Triangle Delaware Common Stock") of Triangle Delaware and no fractional shares shall be issued and fractions of half or more shall be rounded to a whole share and fractions of less than half shall be disregarded, such that the issued and outstanding capital stock of Triangle Delaware resulting from the conversion of the capital stock of Triangle Florida upon the Effective Time shall be equal to the number of shares of Common Stock at that time; and

         (b) As of the Effective Time, Triangle Delaware hereby assumes all obligations under any and all employee benefit plans of Triangle Florida in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time and shall continue the stock option plans of Triangle Florida. Each outstanding and unexercised option, warrant or other right to purchase, or security convertible into Triangle Florida Common Stock shall become an option, warrant or right to purchase, or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Triangle Florida Common Stock issuable pursuant to any such option, warrant or stock purchase right or convertible security, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such Triangle Florida option, warrant, stock purchase right or other convertible security at the Effective Time.

         A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants, stock purchase rights and convertible securities equal to the number of shares of Triangle Florida Common Stock so reserved immediately prior to the Effective Time.

         (c) the shares of Triangle Delaware Common Stock presently issued and outstanding in the name of Triangle Florida shall be canceled and retired and resume the status of authorized and unissued shares of Triangle Delaware Common Stock, and no shares of Triangle Delaware Common Stock or other securities of Triangle Florida shall be issued in respect thereof.

         6. STOCK CERTIFICATES. As of and after the Effective Time, all of the outstanding certificates which, immediately prior to the Effective Time, represented shares of Triangle Florida Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of Triangle Delaware Common Stock into which the shares of Triangle Florida Common Stock formerly represented by such certificates, have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agents of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Triangle Delaware Common Stock evidenced by such outstanding certificate as above provided.

         7. SHAREHOLDER APPROVAL. This Agreement has been approved by Triangle Florida under Section 607.1103 of the Florida Business Corporation Act by the shareholders representing in excess of 50% of the issued and outstanding voting securities of Triangle Florida. This Agreement has been approved by Triangle Delaware under Section 253 of the General Corporation Law of the State of Delaware. The signature of Triangle Florida on this Agreement shall constitute its written consent as sole shareholder of Triangle Delaware, to this Agreement and the Merger.

         8. AMENDMENT. To the full extent permitted by applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties hereto, either before or after approval of the shareholders of the constituent corporations and at any time prior to the Effective Time with respect to any of the terms contained herein.

         9. ABANDONMENT. At any time prior to the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Boards of Directors of Triangle Florida or Triangle Delaware, notwithstanding approval of this Agreement by the shareholders of Triangle Delaware or by the shareholders of Triangle Florida, or both, if, in the opinion of either of the Boards of Directors of Triangle Florida or Triangle Delaware, circumstances arise which in the opinion of such Boards of Directors, make the Merger for any reason inadvisable.

         10. COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement.

         11. FLORIDA APPOINTMENT. Triangle Delaware hereby agrees that it may be served with process in the State of Florida in any action or special proceeding for enforcement of any liability or obligation of Triangle Florida or Triangle Delaware arising from the Merger. Triangle Delaware appoints the Secretary of State of the State of Florida as its agent to accept service of process in any such suit or other proceeding and a copy of such process shall be mailed by the Secretary of State of Florida to Triangle Delaware at .

         12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, Triangle Florida and Triangle Delaware have caused this Agreement to be executed and delivered at ___________________ by their respective duly authorized officers as of the date first above written.

                                          TRIANGLE IMAGING GROUP, INC.
                                          a Florida corporation


                                          By:_________________________________
                                              Harold S. Fischer
                                              President



                                          a Delaware corporation


                                          By:_________________________________
                                              Harold S. Fischer
                                              President

                                                                         ANNEX C



                               "________________"

                          CERTIFICATE OF INCORPORATION

                            _____________ CORPORATION


         The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purpose hereinafter state, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies:

         FIRST: The name of the corporation is Corporation.

         SECOND: The address of the registered office of the Corporation in the State of Delaware shall be at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name and address of the Corporation's registered agent in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.

         FOURTH: 1. The total number of shares of stock which the Corporation shall have authority to issue is Fifty One Million (51,000,000) shares, consisting of Fifty Million (50,000,000) shares of Common Stock, par value $.001 per share (the "Common Stock"), and One Million (1,000,000) shares of Preferred Stock, par value $.001 per share (the "Preferred Stock").

                  2. Shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation (the "Board of Directors"), each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolution of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

         FIFTH: In furtherance and not in limitation of the powers conferred by statute and subject to Article Sixth hereof, the Board of Directors is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the Bylaws of the Corporation (the "Bylaws").

         SIXTH: Notwithstanding Article Fifth hereof, the Bylaws may be adopted, rescinded, altered or amended in any respect by the shareholders of the Corporation, but only by the affirmative vote of the holders of not less than a majority of the voting power of all outstanding shares of voting stock regardless of class and voting together as a single voting class.

         SEVENTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, the exact number of directors of the Corporation shall be determined from time to time by a Bylaw or Amendment thereto provided that the number of directors shall not be reduced to less than three (3), except that there need be only as many directors as there are shareholders in the event that the outstanding shares are held of record by fewer than three (3) shareholders. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

         EIGHTH: Each director shall serve until his successor is elected and qualified or until his death, resignation or removal; no decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors, elected pursuant to Section 2 of Article Fourth hereof in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series. Any stockholder proposals and nominations for the election of a director by a stockholder shall be delivered to the Corporate Secretary of the Corporation no less than ninety (90) days nor more than one hundred twenty (120) days in advance of the first anniversary of the Company's annual meeting held in the prior year, provided, however, in the event the Company shall not have had an annual meeting in the prior year, such notice shall be delivered no less than ninety (90) days nor more than one hundred twenty (120) days in advance of May 15 of the current year. Such stockholder nominations must contain (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director at the annual meeting: (w) the name, age, business address and residence address of the proposed nominee, (x) the principal occupation or employment or the proposed nominee, (y) the class and number of shares of capital stock of the Corporation which are beneficially owned by the proposed nominee, and (z) any other information relating to the proposed nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving notice of nominees for election at the annual meeting, (x) the name and record address of the stockholder, and (y) the class and number of shares of
capital  stock  of  the  Corporation   which  are  beneficially   owned  by  the
stockholder.

         NINTH: Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever first occurs.

         TENTH: Except for such additional directors as may be elected by the holders of any series of Preferred Stock pursuant to the terms thereof established by a resolution of the Board of Directors pursuant to Article Fourth hereof, any director may be removed from office with or without cause and only by the affirmative vote of the holders of not less than 50% of the voting power of all outstanding shares of voting stock entitled to vote in connection with the election of such director regardless of class and voting together as a single voting class.

         ELEVENTH: Meetings of shareholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

         TWELFTH: For the purposes of this Certificate of Incorporation, the terms "affiliate," "associate," "control," "interested stockholder," "owner," "person" and "voting stock" shall have the meanings set forth in Section 203(c) of the Delaware General Corporation Law.

         THIRTEENTH: The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate in the manner now or hereafter prescribed by applicable law, and all rights conferred on shareholders herein are granted subject to this reservation.

         FOURTEENTH: No director of the Corporation shall be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this Section by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

         FIFTEENTH: No contract or other transaction of the Corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (a) the fact that any one or more of the directors or officers of the Corporation is interested in or is a director or officer of such other firm or corporation; or, (b) the fact that any director or officer of the Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the shareholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the Corporation. Each person who may become a director or officer of the Corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the Corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.

                                                  [ ___________________________]



                                                  By:__________________________
                                                      Harold S. Fischer

                                                                         ANNEX D



                               "_________________"


                                     BY-LAWS

                                     BYLAWS

                                       OF

                            [___________]CORPORATION

                            (A DELAWARE CORPORATION)

         The following are the Bylaws of [Triangle] (Delaware), a Delaware corporation (the "Corporation"), effective as of _______, 1998, after approval by the Corporation's Board of Directors and shareholders:

                                    ARTICLE I

                                     OFFICES


         SECTION 1.01. PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the Corporation shall be located at 1800 NW 49th Street, Suite 100, Fort Lauderdale, FL 33309. The Board of Directors of the Corporation (the "Board of Directors") may change the location of said principal executive office.

         SECTION 1.02. OTHER OFFICES. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.


                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS


         SECTION 2.01. ANNUAL MEETINGS. The annual meeting of shareholders of the Corporation shall be held at a date and at such time as the Board of Directors shall determine. At each annual meeting of shareholders, directors shall be elected in accordance with the provisions of Section 3.03 hereof and any other proper business may be transacted.

         SECTION 2.02. SPECIAL MEETINGS. Special meetings of shareholders for any purpose or purposes may be called at any time by a majority of the Board of Directors, by the Chairman of the Board, the President or by holders of not less than ten percent (10%) of the voting power of all outstanding shares of voting stock regardless of class and voting together as a single voting class. The term "voting stock" as used in these Bylaws shall have the meaning set forth in
Section 203(c) of the Delaware General Corporation Law. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.

         SECTION 2.03. PLACE OF MEETINGS. Each annual or special meeting of shareholders shall be held at such location as may be determined by the Board of Directors or, if no such determination is made, at such place as may be determined by the Chairman of the Board. If no location is so determined, any annual or special meeting shall be held at the principal executive office of the Corporation.

         SECTION 2.04. NOTICE OF MEETINGS. Written notice of each annual or special meeting of shareholders stating the date and time when, and the place where, it is to be held shall be delivered either personally or by mail to shareholders entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. The purpose or purposes for which the meeting is called may, in the case of an annual meeting, and shall, in the case of a special meeting, also be stated. If mailed, such notice shall be directed to a stockholder at his address as it shall appear on the stock books of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case such notice shall be mailed to the address designated in such request.

         SECTION 2.05. CONDUCT OF MEETINGS. All annual and special meetings of shareholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine subject to the requirements of applicable law and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any annual or special meeting of shareholders shall be the Chairman of the Board. The Secretary, or in the absence of the Secretary, a person designated by the Chairman of the Board, shall act as secretary of the meeting.

         SECTION 2.06. QUORUM. At any meeting of shareholders of the Corporation, the presence, in person or by proxy, of the holders of record of a majority of the shares then issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business; PROVIDED, HOWEVER, that this Section 2.06 shall not affect any different requirement which may exist under statute, pursuant to the rights of any authorized class or series of stock, or under the Certificate of Incorporation of the Corporation, as amended or restated from time to time (the "Certificate"), for the vote necessary for the adoption of any measure governed thereby.

         In the absence of a quorum, the shareholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

         SECTION 2.07. VOTES REQUIRED. The affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting of shareholders of the Corporation, at which a quorum is present and entitled to vote on the subject matter, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, except that the election of directors shall be by plurality vote, unless the vote of a greater or different number thereof is required by statute, by the rights of any authorized class of stock or by the Certificate.

         Unless the Certificate or a resolution of the Board of Directors adopted in connection with the issuance of shares of any class or series of stock provides for a greater or lesser number of votes per share, or limits or denies voting rights, each outstanding share of stock, regardless of class or series, shall be entitled to one (l) vote on each matter submitted to a vote at a meeting of shareholders.

         SECTION 2.08. PROXIES. A stockholder may vote the shares owned of record by him either in person or by proxy executed in writing (which shall include writings sent by telex, telegraph, cable or facsimile transmission) by the stockholder himself or by his duly authorized attorney-in-fact. No proxy shall be valid after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be in writing, subscribed by the stockholder or his duly authorized attorney-in-fact, and dated, but it need not be sealed, witnessed or acknowledged.

         SECTION 2.09. ACTION BY WRITTEN CONSENT. Any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Notice of the taking of such action shall be given promptly to each stockholder that would have been entitled to vote thereon at a meeting of shareholders and that did not consent thereto in writing.

         SECTION 2.10. LIST OF SHAREHOLDERS. The Secretary of the Corporation shall prepare and make (or cause to be prepared and made), at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of, and the number of shares registered in the name of, each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the duration thereof, and may be inspected by any stockholder who is present.

         SECTION 2.11. INSPECTORS OF ELECTION. In advance of any meeting of shareholders, the Board of Directors may appoint Inspectors of Election to act at such meeting or at any adjournment or adjournments thereof. If such Inspectors are not so appointed or fail or refuse to act, the chairman of any such meeting may (and, upon the demand of any stockholder or stockholder's proxy, shall) make such an appointment.

         The number of Inspectors of Election shall be one (1) or three (3). If there are three (3) Inspectors of Election, the decision, act or certificate of a majority shall be effective and shall represent the decision, act or certificate of all. No such Inspector need be a stockholder of the Corporation.

         Subject to any provisions of the Certificate of Incorporation, the Inspectors of Election shall determine the number of shares outstanding, the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; they shall receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close and determine the result; and finally, they shall do such acts as may be proper to conduct the election or vote with fairness to all shareholders. On request, the Inspectors shall make a report in writing to the secretary of the meeting concerning any challenge, question or other matter as may have been determined by them and shall execute and deliver to such secretary a certificate of any fact found by them.

         SECTION 2.13 NOTICE OF STOCKHOLDER ACTION. Any stockholder proposal or nomination for the election of a director by a stockholder shall be delivered to the Corporate Secretary of the Corporation no less than ninety (90) days nor more than one hundred twenty (120) days in advance of the first anniversary of the Company's annual meeting held in the prior year, provided, however, in the event the Company shall not have had an annual meeting in the prior year, such notice shall be delivered no less than ninety (90) days nor more than one hundred twenty (120) days in advance of May 15 of the current year. Such stockholder nominations must contain (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director at the annual meeting: (w) the name, age, business address and residence address of the proposed nominee, (x) the principal occupation or employment or the proposed nominee, (y) the class and number of shares of capital stock of the Corporation which are beneficially owned by the proposed nominee, and (z) any other information relating to the proposed nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving notice of nominees for election at the annual meeting, (x) the name and record address of the stockholder, and (y) the class and number of shares of
capital  stock  of  the  Corporation   which  are  beneficially   owned  by  the
stockholder.


                                   ARTICLE III

                                    DIRECTORS


         SECTION 3.01. POWERS. The business and affairs of the Corporation shall be managed by and be under the direction of the Board of Directors. The Board of Directors shall exercise all the powers of the Corporation, except those that are conferred upon or reserved to the shareholders by statute, the Certificate of Incorporation or these Bylaws.

         SECTION 3.02. NUMBER. The number of directors shall be fixed from time to time by resolution of the Board of Directors but shall not be less than three
(3) nor more than nine (9).

         SECTION 3.03. ELECTION AND TERM OF OFFICE. Each director shall serve until his successor is elected and qualified or until his death, resignation or removal, no decrease in the authorized number of directors shall shorten the term of any incumbent director, and additional directors elected in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series.

         SECTION 3.04. ELECTION OF CHAIRMAN OF THE BOARD. At the organizational meeting immediately following the annual meeting of shareholders, the directors shall elect a Chairman of the Board from among the directors who shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected or until his earlier resignation or removal. Any vacancy in such office may be filled for the unexpired portion of the term in the same manner by the Board of Directors at any regular or special meeting.

         SECTION 3.05. REMOVAL. Any director may be removed from office only as provided in the Certificate of Incorporation.

         SECTION 3.06. VACANCIES AND ADDITIONAL DIRECTORSHIPS. Newly created directorships resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

         SECTION 3.07. REGULAR AND SPECIAL MEETINGS. Regular meetings of the Board of Directors shall be held immediately following the annual meeting of the shareholders; without call at such time as shall from time to time be fixed by the Board of Directors; and as called by the Chairman of the Board in accordance with applicable law.

         Special meetings of the Board of Directors shall be held upon call by or at the direction of the Chairman of the Board, the President or any two (2) directors, except that when the Board of Directors consists of one (1) director, then the one director may call a special meeting. Except as otherwise required by law, notice of each special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least three days before the day on which the meeting is to be held, or shall be sent to him at such place by telex, telegram, cable, facsimile transmission or telephoned or delivered to him personally, not later than the day before the day on which the meeting is to be held. Such notice shall state the time and place of such meeting, but need not state the purpose or purposes thereof, unless otherwise required by law, the Certificate of Incorporation or these Bylaws ("Bylaws").

         Notice of any meeting need not be given to any director who shall attend such meeting in person (except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened) or who shall waive notice thereof, before or after such meeting, in a signed writing.

         SECTION 3.08. QUORUM. At all meetings of the Board of Directors, a majority of the fixed number of directors shall constitute a quorum for the transaction of business, except that when the Board of Directors consists of one
(1) director, then the one director shall constitute a quorum.

         In the absence of a quorum, the directors present, by majority vote and without notice other than by announcement, may adjourn the meeting from time to time until a quorum shall be present. At any reconvened meeting following such an adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

         SECTION 3.09. VOTES REQUIRED. Except as otherwise provided by applicable law or by the Certificate of Incorporation, the vote of a majority of the directors present at a meeting duly held at which a quorum is present shall be sufficient to pass any measure.

         SECTION 3.10. PLACE AND CONDUCT OF MEETINGS. Each regular meeting and special meeting of the Board of Directors shall be held at a location determined as follows: The Board of Directors may designate any place, within or without the State of Delaware, for the holding of any meeting. If no such designation is made: (a) any meeting called by a majority of the directors shall be held at such location, within the county of the Corporation's principal executive office, as the directors calling the meeting shall designate; and (b) any other meeting shall be held at such location, within the county of the Corporation's principal executive office, as the Chairman of the Board may designate or, in the absence of such designation, at the Corporation's principal executive office. Subject to the requirements of applicable law, all regular and special meetings of the Board of Directors shall be conducted in accordance with such rules and procedures as the Board of Directors may approve and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any regular or special meeting shall be the Chairman of the Board, or, in his absence, a person designated by the Board of Directors. The Secretary, or, in the absence of the Secretary, a person designated by the chairman of the meeting, shall act as secretary of the meeting.

         SECTION 3.11. FEES AND COMPENSATION. Directors shall be paid such compensation as may be fixed from time to time by resolution of the Board of
Directors: (a) for their usual and contemplated services as directors; (b) for their services as members of committees appointed by the Board of Directors, including attendance at committee meetings as well as services which may be required when committee members must consult with management staff; and (c) for extraordinary services as directors or as members of committees appointed by the Board of Directors, over and above those services for which compensation is fixed pursuant to items (a) and (b) in this Section 3.11. Compensation may be in the form of an annual retainer fee or a fee for attendance at meetings, or both, or in such other form or on such basis as the resolutions of the Board of Directors shall fix. Directors shall be reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and committees appointed by the Board of Directors and in performing compensable extraordinary services. Nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity, such as an officer, agent, employee, consultant or otherwise, and receiving compensation therefor.

         SECTION 3.12. COMMITTEES OF THE BOARD OF DIRECTORS. To the full extent permitted by applicable law, the Board of Directors may from time to time establish committees, including, but not limited to, standing or special committees and an executive committee with authority and responsibility for bookkeeping, with authority to act as signatories on Corporation bank or similar accounts and with authority to choose attorneys for the Corporation and direct litigation strategy, which shall have such duties and powers as are authorized by these Bylaws or by the Board of Directors. Committee members, and the chairman of each committee, shall be appointed by the Board of Directors. The Chairman of the Board, in conjunction with the several committee chairmen, shall make recommendations to the Board of Directors for its final action concerning members to be appointed to the several committees of the Board of Directors. Any member of any committee may be removed at any time with or without cause by the Board of Directors. Vacancies which occur on any committee shall be filled by a resolution of the Board of Directors. If any vacancy shall occur in any committee by reason of death, resignation, disqualification, removal or otherwise, the remaining members of such committee, so long as a quorum is present, may continue to act until such vacancy is filled by the Board of Directors. The Board of Directors may, by resolution, at any time deemed desirable, discontinue any standing or special committee. Members of standing committees, and their chairmen, shall be elected yearly at the regular meeting of the Board of Directors which is held immediately following the annual meeting of shareholders. The provisions of Sections 3.07, 3.08, 3.09 and 3.10 of these Bylaws shall apply, MUTATIS MUTANDIS, to any such Committee of the Board of Directors.


                                   ARTICLE IV

                                    OFFICERS


         SECTION 4.01. DESIGNATION, ELECTION AND TERM OF OFFICE. The Corporation shall have a Chairman of the Board, a President, Treasurer, such senior vice presidents and vice presidents as the Board of Directors deems appropriate, a Secretary and such other officers as the Board of Directors may deem appropriate. These officers shall be elected annually by the Board of Directors at the organizational meeting immediately following the annual meeting of shareholders, and each such officer shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected and qualified or until his earlier resignation, death or removal. Any vacancy in any of the above offices may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

         SECTION 4.02. CHAIRMAN OF THE BOARD. The Chairman of the Board of Directors shall preside at all meetings of the directors and shall have such other powers and duties as may from time to time be assigned to him by the Board of Directors.

         SECTION 4.03. PRESIDENT. The President shall be the chief executive officer of the Corporation and shall, subject to the power of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. He shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, at all meetings of the directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other duties as may be assigned to him from time to time by the Board of Directors.

         SECTION 4.04. TREASURER. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by the directors.

         The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as the Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

         SECTION 4.05. SECRETARY. The Secretary shall keep the minutes of the meetings of the shareholders, the Board of Directors and all committees. He shall be the custodian of the corporate seal and shall affix it to all documents which he is authorized by law or the Board of Directors to sign and seal. He also shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Chairman of the Board or President.

         SECTION 4.06. ASSISTANT OFFICERS. The President may appoint one or more assistant secretaries and such other assistant officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as may be specified from time to time by the President.

         SECTION 4.07. WHEN DUTIES OF AN OFFICER MAY BE DELEGATED. In the case of absence or disability of an officer of the Corporation or for any other reason that may seem sufficient to the Board of Directors, the Board of Directors or any officer designated by it, or the President, may, for the time of the absence or disability, delegate such officer's duties and powers to any other officer of the Corporation.

         SECTION 4.08. OFFICERS HOLDING TWO OR MORE OFFICES. The same person may hold any two (2) or more of the above-mentioned offices.

         SECTION 4.09. COMPENSATION. The Board of Directors shall have the power to fix the compensation of all officers and employees of the Corporation.

         SECTION 4.10. RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors, to the President, or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein unless otherwise determined by the Board of Directors. The acceptance of a resignation by the Corporation shall not be necessary to make it effective.

         SECTION 4.11. REMOVAL. Any officer of the Corporation may be removed, with or without cause, by the affirmative vote of a majority of the entire Board of Directors. Any assistant officer of the Corporation may be removed, with or without cause, by the President or by the Board of Directors.

                                   ARTICLE V

                     INDEMNIFICATION OF DIRECTORS, OFFICERS
                      EMPLOYEES END OTHER CORPORATE AGENTS


         SECTION 5.01. ACTION, ETC. OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereinafter as an "Agent"), against expenses (including attorneys'
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

         SECTION 5.02. ACTION, ETC., BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation by a court of competent jurisdiction, after exhaustion of all appeals therefrom, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

         SECTION 5.03. DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Sections 5.01 or 5.02 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Agent is proper in the circumstances because the Agent has met the applicable standard of conduct set forth in Sections 5.01 and 5.02 hereof, which determination is made (a) by the Board of Directors, by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the shareholders.

         SECTION 5.04. INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article V, to the extent that an Agent has been successful on the merits or otherwise, including the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any action, suit or proceeding referred to in Sections
5.01 or 5.02 hereof, or in defense of any claim, issue or matter therein, such Agent shall be indemnified against expenses, including attorneys' fees actually and reasonably incurred by such Agent in connection therewith.

         SECTION 5.05. ADVANCES OF EXPENSES. Except as limited by Section 5.06 of this Article V, expenses incurred by an Agent in defending any civil or criminal action, suit, or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if the Agent shall undertake to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified as authorized in this Article V. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, that, based upon the facts known to the Board of Directors or counsel at the time such determination is made, such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful.

         SECTION 5.06. RIGHT OF AGENT TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION. Any indemnification or advance under this Article V shall be made promptly, and in any event within ninety days, upon the written request of the Agent, unless a determination shall be made in the manner set forth in the second sentence of Subsection 5.05 hereof that such Agent acted in a manner set forth therein so as to justify the Corporation's not indemnifying or making an advance to the Agent. The right to indemnification or advances as granted by this Article V shall be enforceable by the Agent in any court of competent jurisdiction, if the Board of Directors or independent legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within ninety (90) days. The Agent's expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

         SECTION 5.07. OTHER RIGHTS AND REMEDIES. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which an Agent seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Article V shall be deemed to be provided by a contract between the Corporation and the Agent who serves in such capacity at any time while these Bylaws and other relevant provisions of the Delaware General Corporation Law and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

         SECTION 5.08. INSURANCE. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article V.

         SECTION 5.09. CONSTITUENT  CORPORATIONS.   For  the  purposes  of  this
Article V, references to "the Corporation" shall include, in addition to the resulting corporation, all constituent corporations (including all constituents of constituents) absorbed in a consolidation or merger as well as the resulting or surviving corporation, which, if the separate existence of such constituent corporation had continued, would have had power and authority to indemnify its Agents, so that any Agent of such constituent corporation shall stand in the same position under the provisions of the Article V with respect to the resulting or surviving corporation as that Agent would have with respect to such constituent corporation if its separate existence had continued.

         SECTION 5.10. OTHER ENTERPRISES, FINES, AND SERVING AT CORPORATION'S REQUEST. For purposes of this Article V, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article V.

         SECTION 5.11. SAVINGS CLAUSE. If this Article V or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this
Article V that shall not have been invalidated, or by any other applicable law.

                                   ARTICLE VI

                                      STOCK


         SECTION 6.01. CERTIFICATES. Except as otherwise provided by law, each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number and class (and series, if appropriate) of shares of stock owned by him in the Corporation. Each certificate shall be signed in the name of the Corporation by the Chairman of the Board or a Vice-Chairman of the Board or the President or a Vice President, together with the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. Any or all of the signatures on any certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         SECTION 6.02. TRANSFER OF SHARES. Shares of stock shall be transferable on the books of the Corporation only by the holder thereof, in person or by his duly authorized attorney, upon the surrender of the certificate representing the shares to be transferred, properly endorsed, to the Corporation's transfer agent, if the Corporation has a transfer agent, or to the Corporation's registrar, if the Corporation has a registrar, or to the Secretary, if the Corporation has neither a transfer agent nor a registrar. The Board of Directors shall have power and authority to make such other rules and regulations concerning the issue, transfer and registration of certificates of the Corporation's stock as it may deem expedient.

         SECTION 6.03. TRANSFER AGENTS AND REGISTRARS. The Corporation may have one or more transfer agents and one or more registrars of its stock whose respective duties the Board of Directors or the Secretary may, from time to time, define. No certificate of stock shall be valid until countersigned by a transfer agent, if the Corporation has a transfer agent, or until registered by a registrar, if the Corporation has a registrar. The duties of transfer agent and registrar may be combined.

         SECTION 6.04. STOCK LEDGERS. Original or duplicate stock ledgers, containing the names and addresses of the shareholders of the Corporation and the number of shares of each class of stock held by them, shall be kept at the principal executive office of the Corporation or at the office of its transfer agent or registrar.

         SECTION 6.05. RECORD DATES. The Board of Directors may fix, in advance, a date as the record date for the purpose of determining shareholders entitled to notice of, or to vote at, any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or in order to make a determination of shareholders for any other proper purpose. Such date in any case shall be not more than sixty (60) days, and in case of a meeting of shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. Only those shareholders of record on the date so fixed shall be entitled to any of the foregoing rights, notwithstanding the transfer of any such stock on the books of the Corporation after any such record date fixed by the Board of Directors.

TRIANGLE IMAGING GROUP, INC.                                               PROXY

                          TRIANGLE IMAGING GROUP, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING EITHER THE PROXY (THE "PROXY") [FOR] OR [AGAINST] BOX NEXT TO EACH OF THE THREE (3) PROPOSALS

                  THE UNDERSIGNED HEREBY APPOINT(S) MR. HAROLD S. FISCHER WITH THE POWER OF SUBSTITUTION AND RESUBSTITUTION TO VOTE ANY AND ALL SHARES OF CAPITAL STOCK OF TRIANGLE IMAGING GROUP, INC. (THE "COMPANY") WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE AS FULLY AS THE UNDERSIGNED COULD DO IF PERSONALLY PRESENT AT THE ANNUAL MEETING OF THE COMPANY, TO BE HELD ON MAY 27, 1999, AT 10:00 A.M. LOCAL TIME, AND AT ANY ADJOURNMENTS THEREOF, HEREBY REVOKING ANY PRIOR PROXIES TO VOTE SAID STOCK, UPON THE FOLLOWING ITEMS MORE FULLY DESCRIBED IN THE NOTICE OF ANY PROXY STATEMENT FOR THE ANNUAL MEETING (RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED):


1.                ELECTION OF DIRECTORS

                           VOTE

[ ]                        FOR ALL NOMINEES LIST BELOW EXCEPT AS MARKED TO THE
                           CONTRARY BELOW

[ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

                           ABSTAIN

CHARLES D. WINSLOW, HAROLD S. FISCHER AND J. ALAN LINDAUER

2.                ADOPTION OF THE 1998 INCENTIVE PLAN

[ ]                        FOR THE ADOPTION OF THE 1999 INCENTIVE PLAN

[ ]                        AGAINST THE ADOPTION OF THE 1999 INCENTIVE PLAN

[ ]                        ABSTAIN

3.                AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION.

                           VOTE

[ ]                        FOR  THE  AMENDMENT  OF  THE  COMPANY'S  ARTICLES  OF
                           INCORPORATION

[ ]                        AGAINST THE  AMENDMENT OF THE  COMPANY'S  ARTICLES OF
                           INCORPORATION

[ ]                        ABSTAIN

4.                REINCORPORATION IN THE STATE OF DELAWARE.

                           VOTE

[ ]                        FOR THE REINCORPORATION IN THE STATE OF DELAWARE

[ ]                        AGAINST THE REINCORPORATION IN THE STATE OF DELAWARE

[ ]                        ABSTAIN

5.                RATIFICATION  OF  CERTAIN  CHANGES  TO THE  COMPANY'S  CAPITAL
                  STRUCTURE.

[ ]                        FOR THE RATIFICATION OF CERTAIN CHANGES

[ ]                        AGAINST THE RATIFICATION OF CERTAIN CHANGES

[ ]                        ABSTAIN

                  THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE THREE (3) NOMINEES NAMED IN ITEM 1, THE ADOPTION OF THE 1999 INCENTIVE PLAN IN ITEM 2, THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION IN ITEM 3, THE REINCORPORATION OF THE COMPANY IN DELAWARE IN ITEM 4 AND THE RATIFICATION OF CERTAIN CHANGES TO THE COMPANY'S CAPITAL STRUCTURE IN ITEM 5.

                  IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                  PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ACCOMPANYING POSTAGE PRE-PAID ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRIANGLE IMAGING GROUP, INC.

                                                     DATED:
                                                             -------------------

                                                     ---------------------------
                                                     SIGNATURE

                                                     ---------------------------
                                                     SIGNATURE IF JOINTLY OWNED:

                                                     ---------------------------
                                                     PRINT NAME:

                                                     PLEASE SIGN  EXACTLY AS THE
NAME APPEARS ON YOUR STOCK CERTIFICATE. WHEN SHARES OF CAPITAL STOCK ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, OR CORPORATE OFFICER, PLEASE INCLUDE FULL TITLE AS SUCH. IF THE SHARES OF CAPITAL STOCK ARE OWNED BY A CORPORATION, SIGN IN THE FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF THE SHARES OF CAPITAL STOCK ARE OWNED BY A PARTNERSHIP, SIGN IN THE NAME OF THE PARTNERSHIP BY AN AUTHORIZED OFFICER.

             PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                            IN THE ENCLOSED ENVELOPE